UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Diffusion Pharmaceuticals Inc.
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Diffusion Pharmaceuticals Inc.

2020 Avon Court, Suite 4

Charlottesville, Virginia 22902

June __, 2016

Dear Fellow Stockholders:

We are pleased to invite you to join us for the Diffusion Pharmaceuticals Inc. Annual Meeting of Stockholders to be held on Thursday, July 21, 2016, at 9:00 a.m., Eastern Time, in the Preston Room at the Omni Charlottesville Hotel located at 212 Ridge McIntire Road, Charlottesville, Virginia 22903. Details about the meeting, nominees for election to the Board of Directors and other matters to be acted on at the meeting are presented in the Notice of Annual Meeting of Stockholders and proxy statement that follow.

It is important that your shares be represented at the meeting, regardless of the number of shares you hold.  Accordingly, please exercise your right to vote by completing, signing, dating and returning your proxy card, or by using Internet or telephone voting as described in the accompanying proxy statement, or by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials you received for the meeting.

On behalf of the Board of Directors and management of Diffusion, it is my pleasure to express our appreciation for your support.

Sincerely,

David G. Kalergis

Chairman and Chief Executive Officer

Your vote is important. Please exercise your right to vote as soon as possible by completing, signing, dating and returning your proxy card, or by using Internet or telephone voting as described in the accompanying proxy statement. By doing so, you may save us the expense of additional solicitation.

You can help us make a difference by eliminating paper proxy mailings. With your consent, we will provide all future proxy materials electronically. Instructions for consenting to electronic delivery can be found on your proxy card or at www.proxyvote.com. Your consent to receive stockholder materials electronically will remain in effect until canceled.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, JULY 21, 2016

To the Stockholders of Diffusion Pharmaceuticals Inc.:

The Annual Meeting of Stockholders of Diffusion Pharmaceuticals Inc., a Delaware corporation, will be held on Thursday, July 21, 2016 at 9:00 a.m., Eastern Time, in the Preston Room at the Omni Charlottesville Hotel located at 212 Ridge McIntire Road, Charlottesville, Virginia 22903 for the following purposes:

1.	To elect five persons to serve as directors until our next annual meeting of stockholders or until their respective successors are elected and qualified.

2.	To ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2016.

3.	To approve, on an advisory basis, the compensation of our named executive officers during the year ended December 31, 2015, as disclosed in the accompanying proxy statement.

4.

To approve an amendment to our Certificate of Incorporation, as amended, to effect a reverse stock split of the shares of our common stock, par value $0.001 per share, at a ratio of not less than 1-to-2 and not greater than 1-to-20, with the exact ratio and effective time of the reverse stock split to be determined by our Board of Directors, if at all.

5.

To approve an amendment to the Diffusion Pharmaceuticals Inc. 2015 Equity Incentive Plan to increase the number of shares of our common stock available for issuance thereunder by (i) 2,500,000 shares immediately and (ii) 4.0% of the total shares of the Company’s common stock outstanding as of December 31 on each subsequent January 1 through the term of the plan.

6.	To approve an adjournment of the meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 4.

7.	To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Only stockholders of record at the close of business on May 24, 2016 will be entitled to notice of, and to vote at, the meeting and any adjournments thereof. A stockholder list will be available at Diffusion’s corporate offices beginning 10 days prior to the date of the meeting during normal business hours for examination by any stockholder registered on Diffusion’s stock ledger as of the record date for any purpose germane to the meeting.

By Order of the Board of Directors,

Ben L. Shealy
June __, 2016	Senior Vice President – Finance & Treasurer
Charlottesville, Virginia

i

Principal Effects of the Reverse Stock Split	22
Effect on Authorized but Unissued Shares	23
Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates	23
Fractional Shares	23
Risks Associated with the Reverse Stock Split	23
Book-Entry Shares	24
Certificated Shares	24
Principal Effects of Reverse Stock Split on Outstanding Options, Outstanding Convertible Debt, Warrants, and Option Plan	25
Accounting Matters	25
Effect on Par Value	25
No Going Private Transaction	25
Potential Anti-Takeover Effect	25
No Dissenters’ Appraisal Rights	26
Material United States Federal Income Tax Consequences of the Reverse Stock Split	26
Interests of Directors and Executive Officers	26
Reservation of Right to Abandon Reverse Stock Split	27
Vote Required	27
Board Recommendation	27

PROPOSAL NO. 5 — APPROVAL OF AN AMENDMENT TO THE DIFFUSION PHARMACEUTICALS INC. 2015 EQUITY INCENTIVE PLAN	28
Introduction	28
Share Reserve	28
Summary of the 2015 Plan	29
Material U.S. Federal Income Tax Consequences	35
New Plan Benefits	37
Equity Compensation Plan Information as of December 31, 2015	37
Board Recommendation	37

PROPOSAL NO. 6 — ADJOURNMENT OF ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES IN FAVOR OF PROPOSAL NO. 4	38
Adjournment to Solicit Additional Proxies	38
Board Recommendation	38

CORPORATE GOVERNANCE	39
Introduction	39
Corporate Governance Guidelines	39
Director Independence	39
Board Leadership Structure	40
Executive Sessions	40
Board Meetings and Attendance	40
Board Committees	40
Audit Committee	40
Compensation Committee	41
Nominating and Corporate Governance Committee	43
Audit Committee Report	46
Complaint Procedures	46
Policy Regarding Director Attendance at Annual Meetings of Stockholders	46
Process Regarding Stockholder Communications with Board of Directors	47

ii

DIRECTOR COMPENSATION	48
Overview of Director Compensation Program	48
Cash Compensation	48
Long-Term Equity-Based Incentive Compensation	48
Indemnification Agreements	49
Summary Director Compensation Table for Fiscal 2015	49

EXECUTIVE COMPENSATION	50
Merger with Diffusion Pharmaceuticals LLC	50
Summary Compensation Table for Fiscal 2015	50
Employment and Other Agreements	50
Indemnification Agreements	51
Outstanding Equity Awards at Fiscal Year End	52
Post-Termination Severance and Change in Control Arrangements	52
Change of Control	53

RELATED PERSON RELATIONSHIPS AND TRANSACTIONS	54
Overview	54
Convertible Notes	54
Merger with Diffusion LLC	55
Jones Consulting Agreement	55

OTHER MATTERS	56
Stockholder Proposals for 2016 Annual Meeting	56
Director Nominations for 2017 Annual Meeting	56
Annual Report	57
Householding of Annual Meeting Materials	57
Cost and Method of Solicitation	57

As used in this proxy statement, references to “Diffusion,” the “Company,” “we,” “us,” “our” and similar references refer to Diffusion Pharmaceuticals Inc. (formerly known as RestorGenex Corporation) and our consolidated subsidiaries, and the term “common stock” refers to our common stock, par value $0.001 per share.

iii

2020 Avon Court, Suite 4

Charlottesville, Virginia 22902

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, JULY 21, 2016

The Board of Directors of Diffusion Pharmaceuticals Inc. is using this proxy statement to solicit your proxy for use at the Diffusion Pharmaceuticals Inc. 2016 Annual Meeting of Stockholders to be held at 9:00 a.m., Eastern Time, on Thursday, July 21, 2016. The Board of Directors expects to make available electronically or to send to our stockholders the Notice of Annual Meeting of Stockholders, this proxy statement and a form of proxy on or about June __, 2016.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on Thursday, July 21, 2016

Our proxy statement and annual report to stockholders, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2015, are available at www.proxyvote.com.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

When and Where Will the Annual Meeting Be Held?

The Annual Meeting of Stockholders of Diffusion Pharmaceuticals Inc. will be held on Thursday, July 21, 2016, at 9:00 a.m., Eastern Time, in the Preston Room at the Charlottesville Omni Hotel located at 212 Ridge McIntire Road, Charlottesville, Virginia 22903.

What are the Purposes of the Annual Meeting?

The purposes of the Annual Meeting are to vote on the following items:

1.	To elect five persons to serve as directors until our next annual meeting of stockholders or until their respective successors are elected and qualified.

2.	To ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2016.

3.	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement.

4.

To approve an amendment (the “Charter Amendment”) to our Certificate of Incorporation, as amended, to effect a reverse stock split of the shares of our common stock, par value $0.001 per share, at a ratio of not less than 1-to-2 and not greater than 1-to-20, with the exact ratio and effective time of the reverse stock split to be determined by our Board of Directors, if at all (the “Reverse Stock Split”).

5.

To approve an amendment (the “2015 Plan Amendment”) to the Diffusion Pharmaceuticals Inc. 2015 Equity Incentive Plan (the “2015 Plan”) to increase the number of shares of our common stock available for issuance thereunder by (i) 2,500,000 shares immediately and (ii) 4.0% of the total shares of the Company’s common stock outstanding as of December 31 on each subsequent January 1 through the term of the 2015 Plan.

6.	To approve an adjournment of the meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 4.

7.	To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Who is Entitled to Vote at the Annual Meeting?

Stockholders of record at the close of business on May 24, 2016 will be entitled to notice of and to vote at the meeting or any adjournment of the Annual Meeting. As of that date, there were 102,429,200 shares of our common stock outstanding. Each share of our common stock is entitled to one vote on each matter to be voted on at the Annual Meeting. Stockholders are not entitled to cumulate voting rights.

How Do I Vote My Shares?

Your vote is important. Whether you hold shares directly as a stockholder of record or beneficially in “street name” (through a broker, bank or other nominee), you may vote your shares without attending the Annual Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee.

If you are a stockholder whose shares are registered in your name, you may vote your shares in person at the meeting or by one of the three following methods:

●	Vote by Internet, by going to the web address http://www.proxyvote.com and following the instructions for Internet voting shown on your proxy card.

●	Vote by Telephone, by dialing 1-800-690-6903 and following the instructions for telephone voting shown on your proxy card.

●	Vote by Proxy Card, by completing, signing, dating and mailing the enclosed proxy card in the envelope provided. If you vote by Internet or telephone, please do not mail your proxy card.

If your shares are held in street name, you may receive a separate voting instruction form or you may need to contact your broker, bank or other nominee to determine whether you will be able to vote electronically using the Internet or telephone.

The deadline for voting by telephone or by using the Internet is 11:59 p.m., Eastern Time, on July 20, 2016.  Please see your proxy card or the information your bank, broker or other holder of record provided to you for more information on your options for voting.

How Will My Shares Be Voted?

If you return your signed proxy card or use Internet or telephone voting before the Annual Meeting, the named proxies will vote your shares as you direct.

For Proposal No. 1—Election of Directors, you may:

●	Vote FOR all five of the nominees for director;

●	WITHHOLD your vote from all five of the nominees for director; or

●	WITHHOLD your vote from one or more of the five nominees for director that you designate.

For Proposal No. 2—Ratification of Selection of Independent Registered Public Accounting Firm, Proposal No. 3— Advisory Vote on Executive Compensation, Proposal No. 4—Approval of an Amendment to Diffusion’s Certificate of Incorporation, as amended, to Effect the Reverse Stock Split, Proposal No. 5— Approval of an Amendment to the Diffusion 2015 Equity Incentive Plan and Proposal No. 6—Adjournment of Annual Meeting, if Necessary, to Solicit Additional Proxies if There are Insufficient Votes in Favor of Proposal No. 4, you may:

●	Vote FOR the proposal;

●	Vote AGAINST the proposal; or

●	ABSTAIN from voting on the proposal.

If you send in your proxy card or use Internet or telephone voting, but you do not specify how you want to vote your shares, the proxies will vote your shares:

●	FOR all five of the nominees for director in Proposal No. 1— Election of Directors;

●	FOR Proposal No. 2—Ratification of Selection of Independent Registered Public Accounting Firm;

●	FOR Proposal No. 3— Advisory Vote on Executive Compensation;

●	FOR Proposal No. 4—Approval of an Amendment to Diffusion’s Certificate of Incorporation, as amended, to Effect the Reverse Stock Split;

●	FOR Proposal No. 5— Approval of an Amendment to the Diffusion 2015 Equity Incentive Plan; and

●	FOR Proposal No. 6—Adjournment of Annual Meeting, if Necessary, to Solicit Additional Proxies if There are Insufficient Votes in Favor of Proposal No. 4.

How Does the Board of Directors Recommend that I Vote?

The Board of Directors recommends that you vote:

●	FOR all five of the nominees for director in Proposal No. 1—Election of Directors;

●	FOR Proposal No. 2—Ratification of Selection of Independent Registered Public Accounting Firm;

●	FOR Proposal No. 3— Advisory Vote on Executive Compensation;

●	FOR Proposal No. 4—Approval of an Amendment to Diffusion’s Certificate of Incorporation, as amended, to Effect the Reverse Stock Split;

●	FOR Proposal No. 5— Approval of an Amendment to the Diffusion 2015 Equity Incentive Plan; and

●	FOR Proposal No. 6—Adjournment of Annual Meeting, if Necessary, to Solicit Additional Proxies if There are Insufficient Votes in Favor of Proposal No. 4.

How Can I Revoke or Change My Vote?

If you are a stockholder whose shares are registered in your name, you may revoke your proxy at any time before it is voted by one of the following methods:

●

Submitting another proper proxy with a more recent date than that of the proxy first given by following the Internet or telephone voting instructions or completing, signing, dating and returning a proxy card to us;

●	Sending written notice of revocation to our Corporate Secretary; or

●	Attending the Annual Meeting and voting by ballot.

If you hold your shares through a broker, bank or other nominee, you may revoke your proxy by following instructions your broker, bank or other nominee provides.

How Many Shares Must Be Present to Hold the Annual Meeting?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority (51,214,601 shares) of the outstanding shares of our common stock as of the record date will constitute a quorum for the transaction of business at the Annual Meeting. In general, shares of our common stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum. Shares represented by proxies marked “Abstain” and “broker non-votes” are counted in determining whether a quorum is present. A “broker non-vote” is a proxy returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received by the broker from the customer, and the broker does not have discretionary authority to vote on behalf of such customer on such matter. If there is not a quorum, a majority of the shares of our common stock present at the Annual Meeting may adjourn the Annual Meeting to a later date.

What Vote is Required for Each Proposal?

Assuming a quorum is represented at the Annual Meeting, either in person or by proxy, the following vote is required for each of the following matters:

●	Proposal No. 1—Election of Directors requires the affirmative vote of a plurality of the votes cast at the election.

●

Proposal No. 2—Ratification of Selection of Independent Registered Public Accounting Firm requires “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

●

Proposal No. 3— Advisory Vote on Executive Compensation requires “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

●

Proposal No. 4—Approval of an Amendment to Diffusion’s Certificate of Incorporation, as amended, to Effect the Reverse Stock Split requires “For” votes from the holders of a majority of shares outstanding and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

●

Proposal No. 5— Approval of an Amendment to the Diffusion 2015 Equity Incentive Plan requires “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

●

Proposal No. 6—Adjournment of Annual Meeting, if Necessary, to Solicit Additional Proxies if There are Insufficient Votes in Favor of Proposal No. 4 requires “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

If your shares are held in “street name” and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares on certain “routine” matters. The only routine matter to be submitted to our stockholders at the Annual Meeting is Proposal No. 2—Ratification of Selection of Independent Registered Public Accounting Firm. None of our other proposals are routine matters. Accordingly, if you do not direct your broker how to vote for a director in Proposal No. 1 or how to vote for Proposal No. 3, Proposal No. 4, Proposal No. 5 or Proposal No. 6, your broker may not exercise discretion and may not vote your shares on that proposal.

For purposes of Proposal No. 1, Proposal No. 2, Proposal No. 3, Proposal No. 5 and Proposal No. 6, broker non-votes are not considered to be “votes cast” at the meeting.  As such, a broker non-vote will not be counted as a vote “For” or “Withheld” with respect to a director in Proposal No. 1, or a vote “For” or “Against” Proposal No. 2, Proposal No. 3, Proposal No. 5 or Proposal No. 6, will have no effect on the outcome of the vote on any such proposal. A broker non-vote with respect to Proposal No. 4, however, will be counted as a vote “Against” Proposal No. 4. Proxies marked “Abstain” will be counted in determining the total number of “votes cast” on each of the proposals and will have the effect of a vote “Against” a proposal.

Who Will Count the Votes?

We currently expect that Broadridge Financial Solutions, Inc. will tabulate the votes and our Corporate Secretary will be our inspector of elections for the Annual Meeting.

Who Do I Contact if I Have Questions Regarding the Annual Meeting?

If you have questions about the Annual Meeting or would like additional copies of this Proxy Statement, you should contact our Senior Vice President – Finance & Treasurer, Ben Shealy, at 2020 Avon Court, Suite 4, Charlottesville, Virginia 22902.

Are There Any Matters to be Voted on at the Annual Meeting that are not Included in this Proxy Statement?

We currently are not aware of any business to be acted upon at the Annual Meeting other than that described in this proxy statement. If, however, other matters properly are brought before the Annual Meeting, or any adjournment or postponement of the Annual Meeting, your proxy includes discretionary authority on the part of the individuals appointed to vote your shares or act on those matters according to their best judgment, including to adjourn the Annual Meeting if a quorum is not present.

How Will Business Be Conducted at the Annual Meeting?

The presiding officer at the Annual Meeting will determine how business at the meeting will be conducted.  Only nominations and other proposals brought before the Annual Meeting in accordance with the advance notice and information requirements of our Amended and Restated Bylaws will be considered, and no such nominations or other proposals were received. In order for a stockholder proposal to have been included in our proxy statement for the Annual Meeting, our Corporate Secretary must have received such proposal a reasonable period of time before we began to print and send our proxy materials.  Under our Amended and Restated Bylaws, complete and timely written notice of a proposed nominee for election to the Board of Directors at the Annual Meeting or a proposal for any other business to be brought before the Annual Meeting must have been received by our Corporate Secretary not later than January 25, 2016 and not earlier than December 26, 2015, and must have contained the specific information required by our Amended and Restated Bylaws.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are subject to the safe harbor created by those sections. We have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “potential,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate” and “continue”, the negative of these words, other words and terms of similar meaning and the use of future dates. Forward-looking statements involve risks and uncertainties. These uncertainties include factors that affect all businesses as well as matters specific to us.  Forward-looking statements by their nature address matters that are, to different degrees, uncertain.  Uncertainties and risks may cause our actual results to be materially different than those expressed in or implied by our forward-looking statements. For us, particular uncertainties and risks include, among others, our history of operating losses and negative cash flow, uncertainties regarding clinical testing, the difficulty of developing pharmaceutical products, obtaining regulatory and other approvals and achieving market acceptance and other risks and uncertainties described in our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K. All forward-looking statements in this proxy statement speak only as of the date of this proxy statement and are based on our current beliefs and expectations. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by law.

RECENT CHANGE OF CONTROL OF REGISTRANT

As of December 31, 2015, we operated as RestorGenex Corporation, (“RestorGenex”). On January 8, 2016, RestorGenex completed the merger (the “Merger”) of its wholly owned subsidiary, Arco Merger Sub, LLC (“Merger Sub”), with and into Diffusion Pharmaceuticals LLC, a Virginia limited liability company (“Diffusion LLC”), in accordance with the terms of the Agreement and Plan of Merger, dated as of December 15, 2015, among the Company, Merger Sub and Diffusion LLC (the “Merger Agreement”). As a result of the Merger, Diffusion LLC, the surviving company in the Merger, became our wholly owned subsidiary.

At the effective time of the Merger (the “Effective Time”), each outstanding unit of membership interest of Diffusion LLC (the “Diffusion Units”) was converted into the right to receive 3.652658 shares of our common stock, par value $0.001 per share (“Common Stock”), as determined pursuant to the Merger Agreement (the “Exchange Ratio”). Also at the Effective Time, the rights of the holders of each outstanding convertible promissory note convertible into Diffusion Units (the “Diffusion Convertible Notes”) to convert such Diffusion Convertible Notes into Diffusion Units was converted into the right to convert such securities into a number of shares of Common Stock equal to the number of Diffusion Units such Diffusion Convertible Note would be convertible into pursuant to its terms multiplied by the Exchange Ratio. In addition, at the Effective Time and as a result of the Merger, all outstanding options to purchase Diffusion Units were converted into and became options to purchase common stock on terms substantially identical to those in effect prior to the Effective Time, except for adjustments to the underlying number of shares and the exercise price based on the Exchange Ratio. No fractional shares of common stock were issued in connection with the Merger, and holders of Diffusion Units received cash in lieu thereof.

 In connection with the Merger, we issued to the holders of outstanding Diffusion Units an aggregate of approximately 81.6 million shares of common stock. In addition, and taking into account the adjustments to the number of shares and exercise price as a result of the Merger, we assumed Diffusion Unit Options exercisable for 14,952,156 shares of common stock with a weighted average exercise price of $0.40 per share. As a result of the Merger, the former equity holders of Diffusion LLC owned approximately 84.1% of the common stock of the combined company, and the stockholders of RestorGenex immediately prior to the Merger owned approximately 15.9% of the common stock of the combined company, in each case, immediately following the Effective Time on a fully-diluted basis (subject to certain exceptions and adjustments) and calculated in accordance with the terms of the Merger Agreement.

Following the completion of the Merger, we filed a Certificate of Amendment to our Certificate of Incorporation (the “Charter”) with the Secretary of State of the State of Delaware which amended the Charter to effect a change of our corporate name from “RestorGenex Corporation” to “Diffusion Pharmaceuticals Inc.” On January 25, 2016, our Common Stock began trading on the OTCQX marketplace of the OTC Market Groups (the “OTCQX”) under the symbol “DFFN.”

In connection with the completion of the Merger and in accordance with the terms of the Merger Agreement, our pre-Merger board of directors accepted the resignations from the board and each of its committees of the following directors of the Company, constituting all of the directors of the Company prior to the Merger, with such resignations effective immediately prior to the Effective Time:  Sol J. Barer, Ph.D., Isaac Blech, Rex Bright, Stephen M. Simes and Nelson K. Stacks. The Board of Directors also accepted the resignations of the following executive officers of the Company, constituting all of the executive officers of the Company prior to the Merger, with such resignations effective immediately prior to the Effective Time:  Stephen M. Simes as Chief Executive Officer, Phillip B. Donenberg as Chief Financial Officer and Secretary, and Mark A. Weinberg, M.D. as Senior Vice President, Clinical Development.

Also in connection with the completion of the Merger and in accordance with the terms of the Merger Agreement, the outgoing directors, prior to their resignation and in accordance with the Company’s bylaws, fixed the number of directors at six, and appointed the following six individuals, constituting all of the directors of Diffusion prior to the Merger, to serve as directors of the Company, effective at the Effective Time and until the Company’s next annual meeting of stockholders, and until their respective successors are elected and qualified or until their earlier resignation or removal:  David G. Kalergis, John L. Gainer, Thomas Byrne, Robert Adams, Mark T. Giles and Alan Levin. David G. Kalergis was appointed Chairman of the Board.

Following the completion of the Merger, the newly constituted Board of Directors also appointed the following individuals to serve as executive officers of the Company until their successors have been duly elected and qualified or until their earlier resignation or removal: David G. Kalergis as Chief Executive Officer, John L. Gainer Ph.D. as Chief Scientific Officer, David R. Jones M.D. as Chief Medical Officer and Ben L. Shealy as Senior Vice President – Finance, Treasurer and Secretary.

As reported in our Current Report on Form 8-K filed on April 1, 2016, Thomas Byrne resigned as a member of our board of directors (the “Board”) and was appointed our General Counsel, in each case, effective April 1, 2016.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Based on information available to us and filings with the SEC, the following table sets forth certain information regarding the beneficial ownership (as defined by Rule 13d-3 under the Securities Exchange Act of 1934) of our outstanding common stock as of May 24, 2016 for (i) each person who beneficially owns 5% or more of the shares of common stock then outstanding; (ii) each of our current directors and nominees; (iii) each of our current named executive officers (as defined in Item 402(a)(3) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as of December 31, 2015; and (iv) all of our current directors and executive officers as a group.

Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC and include voting or investment power with respect to shares of stock. This information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, shares of common stock issuable under stock options or warrants that are exercisable within 60 days of May 24, 2016 are deemed outstanding for the purpose of computing the percentage ownership of the person holding the options or warrants, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Ownership is based upon information provided by each respective director and officer, Forms 4, Schedules 13D and 13G and other public documents filed with the SEC for some of the stockholders.

Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each stockholder named in the following table possesses sole voting and investment power over their shares of common stock, except for those jointly owned with that person’s spouse. Unless otherwise indicated below, the address of each person listed on the table is c/o Diffusion Pharmaceuticals Inc. 2020 Avon Court, Suite 4, Charlottesville Virginia 22902.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number(1)	Percent of Class(2)
Greater than 5% Holders
Richard Baxter Gilliam (3)	14,248,350	13.9%
PANDA Holdings, LLC (4)	6,296,346	6.1%
Michael S. & Ellen A. Geismar	5,524,137	5.4%

Current Directors and Executive Officers as of December 31, 2015:
David G. Kalergis (5)	2,418,881	2.3%
John L. Gainer, Ph.D. (6)	4,765,985	4.6%
David R. Jones, M.D. (7)	1,734,039	1.7%
Ben Shealy (8)	820,229	0.8%
Thomas Byrne (9)	2,336,797	2.3%
Mark T. Giles (10)	6,875,321	6.7%
Alan Levin (11)	428,919	0.4%
Robert Adams (12)	1,162,047	1.1%
Named Executive Officers as of December 31, 2015:
Stephen M. Simes (13)	1,042,975	1.0%
Phillip B. Donenberg (14)	521,475	0.5%
Mark A. Weinberg, M.D. (15)	521,475	0.5%
All current directors and executive officers as a group (eight persons) (16)	20,542,218	18.8%

________________________

*	Indicates less than 1%.

(1)

Represents shares of common stock and shares of restricted stock held as of May 24, 2016 plus shares of common stock that may be acquired upon exercise of options, warrants and other rights exercisable within 60 days of May 24, 2016.

(2)

Based on 102,429,200 shares of the registrant’s common stock that were issued and outstanding as of May 24, 2016. The percentage ownership and voting power for each person (or all directors and executive officers as a group) is calculated by assuming the exercise or conversion of all options, warrants and convertible securities exercisable or convertible within 60 days of May 24, 2016 held by such person and the non-exercise and non-conversion of all outstanding warrants, options and convertible securities held by all other persons (including our other directors and executive officers).

(3)

Based solely on the Form 3 filed with the Securities and Exchange Commission by Mr. Gilliam on February 19, 2016. Consists of (a) 12,687,975 shares held by Mr. Gilliam directly and (b) 1,560,375 shares held by Westwood Tall Oaks LLC. Mr. Gilliam is a manager of Westwood Tall Oaks LLC.

(4)

Mark T. Giles, one of our directors, is the managing member of PANDA Holdings, LLC and may be deemed to be the beneficial owner of such securities. Mr. Giles disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

(5)

Consists of (a) 686,699 shares held directly by Mr. Kalergis directly, (b) 73,878 shares held by Mr. Kalergis’ wife, (c) 382,517 shares held jointly with Mr. Kalergis’ wife, and (d) 1,275,787 shares of common stock issuable upon the exercise of options exercisable within 60 days of May 24, 2016. Mr. Kalergis disclaims beneficial ownership of the shares held by his daughter.

(6)

Consists of (a) 3,725,711 shares held by the John L. Gainer Declaration of Trust dated February 19, 2008 and (b) 1,040,274 shares of common stock issuable upon the exercise of options exercisable within 60 days of May 24, 2016. Dr. Gainer is a trustee of the revocable trust, and, as such, may be deemed to share beneficial ownership of such shares. Dr. Gainer expressly disclaims beneficial ownership of any such shares except to the extent of his pecuniary interest therein.

(7)	Consists of (a) 382,557 shares held directly by Dr. Jones and (b) 1,351,482 shares of common stock issuable upon the exercise of options exercisable within 60 days of May 24, 2016.

(8)	Consists of shares of common stock issuable upon the exercise of options exercisable within 60 days of May 24, 2016.

(9)	Consists of (a) 1,391,867 shares held by Mr. Byrne directly and (b) 944,930 shares of common stock issuable upon the exercise of options exercisable within 60 days of May 24, 2016.

(10)

Consists of (a) 44,069 shares held for the benefit of Mr. Giles in his individual retirement account, (b) 6,296,346 shares held by PANDA Holdings LLC and (c) 534,906 shares of common stock issuable upon the exercise of options exercisable within 60 days of May 24, 2016. Mr. Giles is the managing member of PANDA Holdings LLC and may be deemed to be the beneficial owner of such securities. Mr. Giles disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

(11)

Consists of (a) 63,939 shares held by Mr. Levin directly, (b) 184,093 restricted shares held by Mr. Levin directly and (c) 180,887 shares of common stock issuable upon the exercise of options exercisable within 60 days of May 24, 2016.

(12)

Consists of (a) 255,868 shares held directly by Mr. Adams directly, (b) 94,636 shares held jointly with Mr. Adams’ wife, (c) 188,973 shares held for the benefit of Mr. Adams in his 401(k) retirement account and (d) 622,570 shares of common stock issuable upon the exercise of options exercisable within 60 days of May 24, 2016.

(13)

Effective immediately prior to the Merger on January 8, 2016, Mr. Simes resigned as our Chief Executive Officer. Consists of 1,042,975 shares of common stock issuable upon the exercise of options exercisable within 60 days of May 24, 2016.

(14)

Effective immediately prior to the Merger on January 8, 2016, Mr. Donenberg resigned as our Chief Financial Officer. Consists of 521,475 shares of common stock issuable upon the exercise of options exercisable within 60 days of May 24, 2016.

(15)

Effective immediately prior to the Merger on January 8, 2016, Dr. Weinberg resigned as our Senior Vice President, Clinical Development. Consists of 521,475 shares of common stock issuable upon the exercise of options exercisable within 60 days of May 24, 2016.

(16)	Includes 6,771,065 shares of common stock issuable upon the exercise of options exercisable within 60 days of May 24, 2016.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and all persons who beneficially own more than 10 percent of the outstanding shares of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock.  Directors, executive officers and greater than 10 percent beneficial owners also are required to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based on a review of the copies of such reports and amendments to such reports furnished to us with respect to the year ended December 31, 2015, and based on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act, for our directors, executive officers and beneficial owners of greater than 10 percent of our common stock were filed on a timely basis during the year ended December 31, 2015, except that on September 21, 2015 Dr. Isaac Blech, our former director, filed a late Form 4 reporting a transaction that occurred on January 7, 2014.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

_________________________

Number of Directors

Our Amended and Restated Bylaws provide that the Board of Directors will consist of at least one member, or such other number as may be determined by the Board of Directors or our stockholders. The Board of Directors has fixed the number of directors at five.

Nominees for Director

The Board of Directors has nominated the following five individuals to serve as our directors until the next annual meeting of our stockholders or until their successors are elected and qualified. All of the nominees named below are current members of the Board of Directors.

●	David G. Kalergis
●	John L. Gainer, Ph.D.
●	Robert Adams
●	Mark T. Giles
●	Alan Levin

Proxies only can be voted for the number of persons named as nominees in this proxy statement, which is five.

If prior to the Annual Meeting, the Board of Directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board of Directors. Alternatively, the proxies, at the discretion of the Board of Directors, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board of Directors has no reason to believe that any of the nominees will be unable to serve.

Information About Current Directors and Board Nominees

The table below sets forth, as of May 24, 2016, certain information that has been furnished to us by each current director and each individual who has been nominated by the Board of Directors to serve as a director of our company.

Name	Age	Director Since
David G. Kalergis	67	2016
John L. Gainer, Ph.D.	77	2016
Robert Adams(1)	66	2016
Mark T. Giles(1)	61	2016
Alan Levin(1)	54	2016

________________________

(1)	Current member of the Audit, Compensation and Nominating and Corporate Governance Committee.

Additional Information About Current Directors and Board Nominees

The paragraphs below provide information about each current director and nominee for director, including all positions he or she holds, his or her principal occupation and business experience for the past five years, and the names of other publicly-held companies of which he or she currently serves as a director or served as a director during the past five years. We believe that all of our director nominees display personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of the Board of Directors and its committees; a fit of skills and personality with those of our other directors that helps build a board of directors that is effective, collegial and responsive to the needs of our company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding each director and nominee for director also sets forth specific experience, qualifications, attributes and skills that led the Board of Directors to the conclusion that he or she should serve as a director in light of our business and structure.

David G. Kalergis –Mr. Kalergis has served as our Chairman of the Board and Chief Executive Officer since the completion of the Merger in January 2016. Mr. Kalergis, along with Dr. Gainer, is a co-founder of Diffusion LLC and has served as a director of Diffusion LLC since its inception in 2001 and as its Chief Executive Officer since 2004. Prior to joining Diffusion LLC, Mr. Kalergis held positions with the University of Virginia, as the general counsel and director of business development for Pharmaceutical Research Associates, Inc., a pharmaceutical contract research organization, as an intelligence analyst for the U.S. Government and with the law firm Dewey, Ballantine, Bushby, Palmer & Wood, practicing in the areas of corporate finance, public offerings and mergers and acquisitions. In addition, from July 1998 until May 2012, Mr. Kalergis served on the board of directors and audit committee of Virginia National Bank. Mr. Kalergis received a B.A. in psychology, as well as an M.B.A. and J.D., from the University of Virginia, and is a graduate of the Harvard Business School’s Leadership and Strategy in the Pharmaceutical and Biotechnology Industry program.

The Board believes Mr. Kalergis’ perspective and experience as the Chief Executive Officer and a director of Diffusion LLC, as well as his depth of operating and senior management experience in our industry and educational background, provide him with the qualifications to serve as a director.

John L. Gainer, Ph.D. – Dr. Gainer has served as a director and as our Chief Scientific Officer since the completion of the Merger in January 2016. Dr. Gainer, along with Mr. Kalergis, is a co-founder of Diffusion LLC and has served as one of its directors and as its Chief Scientific Officer since its inception in 2001. From 1966 until his retirement in 2005, Dr. Gainer was a professor of chemical engineering at the University of Virginia. During his career, Dr. Gainer authored more than 100 scientific journal articles, including more than 30 published in medical journals, and spent two sabbaticals investigating drug actions and related research at Karolinska Institute in Stockholm and the laboratory of a major pharmaceutical company. He has been a member of the International Society for Oxygen Transport in Tissues since its inception in 1973. Dr. Gainer received a BSChE from West Virginia University, a MS in chemical engineering from the Massachusetts Institute of Technology, and a Ph.D. in chemical engineering from the University of Delaware.

The Board believes Dr. Gainer’s perspective and experience as a director and officer of Diffusion LLC, as well as the depth and breadth of his scientific knowledge, provide him with the qualifications to serve as a director.

Robert Adams – Mr. Adams has served as a director since the completion of the Merger in January 2016 and as a director of Diffusion LLC since 2002. Prior to his retirement in 2015, Mr. Adams was a partner in the intellectual property law firm of Nixon & Vanderhye P.C, where he had practiced for over 25 years, focusing on patent litigation and international patent licensing and negotiations. During that time period, Mr. Adams was lead litigation counsel in more than 50 major intellectual property lawsuits, where he directly handled, for example, all intellectual property valuations and settlements on behalf of his U.S. and foreign clients. Moreover, Mr. Adams served as the head negotiator for a well-known Japanese consumer products company for 15 years in various complicated licensing situations. Those negotiations typically involved the cross-licensing of up to hundreds of U.S. and foreign patent rights. His lead licensing activities on behalf of that client included, among other things, multi-year negotiations with Texas Instruments, Advanced Micro Devices and Freescale. Mr. Adams received a B.A. from the University of Maryland and a J.D. from George Washington University (with honors), and is a member of the Virginia State Bar.

The Board believes Mr. Adams’ perspective and experience as a director of Diffusion LLC, as well as the depth and breadth of his intellectual property experience, provide him with the qualifications to serve as a director.

Mark T. Giles – Mr. Giles has served as a director since the completion of the Merger in January 2016 and as a director of Diffusion LLC since 2008.  Since July 2007, Mr. Giles has been the sole managing member of Panda Holdings, LLC, which engages in the investment and management of private capital. Prior to joining Panda Holdings, Mr. Giles served as the Chief Executive Officer of Virginia National Bank from July 1998 until June 2007 and thereafter continued to serve as the non-executive Chairman until December 2011. Prior to joining Virginia National Bank, Mr. Giles also served as the president of two publicly traded bank holding companies and subsidiary banks in Texas and practiced law with the banking group of a Houston law firm.  He chairs the boards of Relay Foods, Inc. and Expedition Trust Company. He also serves on the boards of The Paramount Theater Foundation, The Paramount Theater Operating Company and the Computers4Kids Program.  Mr. Giles received a B.S. from the McIntire School of Commerce at the University of Virginia and a J.D. from the University of Virginia School of Law.

The Board believes Mr. Giles’ perspective and experience as a director of Diffusion LLC, as well as the depth and breadth of his business and legal experience, provide him with the qualifications to serve as a director.

Alan Levin – Mr. Levin has served as a director since the completion of the Merger in January 2016 and as a director of Diffusion LLC since June 2015.  He previously served as Executive Vice President and Chief Financial Officer of Endo Health Solutions Inc. (“Endo”), a global specialty healthcare company, from June 2009 until his retirement in September 2013. Prior to joining Endo, Mr. Levin worked with Texas Pacific Group, a leading private equity firm, and one of their start-up investments. Before that, he was Senior Vice President & Chief Financial Officer of Pfizer, Inc. where he worked for 20 years in a variety of executive positions of increasing responsibility, including Treasurer and Senior Vice President of Finance & Strategic Management for the company’s research and development organization. Mr. Levin received a bachelor’s degree from Princeton University and a master’s degree from New York University’s Stern School of Business. Mr. Levin is a certified public accountant.  He is a member of the Board of Directors of Aceto Corp, a NASDAQ-traded company specialized in generics and pharmaceutical intermediate products.  He is also a member of the Advisory Board of Auven Therapeutics, a private equity fund; and the Critical Path Institute, a nonprofit collaboration between the Food and Drug Administration and pharmaceutical industry participants focused on streamlining and accelerating the development and regulatory pathways for innovative medicines.

The Board believes that the combination of Mr. Levin’s perspective and experience as a director of Diffusion LLC; his experience in financial reporting, treasury and corporate finance (including his prior positions as chief financial officer of Endo and Pfizer, Inc.); and his executive-level experience in the pharmaceutical industry all provide him with the qualifications and skills to serve as a director.

Board Recommendation

The Board of Directors recommends a vote FOR the election of all five of the nominees for director named in this proxy statement.

PROPOSAL NO. 2 — RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

_________________________

Change and Selection of Independent Registered Public Accounting Firm

On January 8, 2016, after the completion of the Merger, the Audit Committee of the Board (i) approved the dismissal of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm effective as of the date of Deloitte’s completion of the audit services for the year ended December 31, 2015 and the filing of the Company’s annual report on Form 10-K for the year ended December 31, 2015 and (ii) appointed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the year ending December 31, 2016. On March 25, 2016, the Company filed its annual report on Form 10-K for the year ended December 31, 2015.

Deloitte was initially engaged by the Company on November 20, 2014 and served as the Company’s independent registered public accounting firm for the years ended December 31, 2015 and December 31, 2014. Deloitte’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2015 and December 31, 2014 did not contain an adverse opinion or disclaimer of opinion, nor was either report qualified or modified as to uncertainty, audit scope or accounting principles, except that Deloitte’s report on the Company’s consolidated financial statements for the year ended December 31, 2015 includes explanatory paragraphs relating to the ability of the Company to continue as a going concern and the acquisition via the Merger of Diffusion LLC in January 2016.

During the fiscal years ended December 31, 2015 and December 31, 2014 and the subsequent interim period, there were no: (i) disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the matter in their report, or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2015 and December 31, 2014 and the subsequent interim period prior to the Company’s engagement of KPMG, neither the Company nor anyone acting on its behalf consulted KPMG regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Ratification of Independent Registered Public Accounting Firm

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of KPMG as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of KPMG to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interests and the best interests of our stockholders.

Representatives of KPMG will be present at the Annual Meeting to respond to appropriate questions.  They also will have an opportunity to make a statement if they wish to do so.

Independent Auditor’s Fees

As we did not engage KPMG as our independent registered public accounting firm until after the completion of the Merger in January 2016, KPMG did not bill us for professional services during the years ended December 31, 2015 or 2014.

The table below presents fees billed to us for professional services rendered by Deloitte, our former independent registered public accounting firm, for the years ended December 31, 2015 and December 31, 2014.

	Aggregate Amount Billed by Deloitte
	2015	2014
Audit Fees(1)	$223,000	$205,000
Audit-Related Fees	0	0
All Other Fees	0	0

________________________

(1)

Audit fees for 2015 consisted of fees payable to Deloitte for the audit of our annual financial statements and the review of our quarterly financial information for the year ended December 31, 2015. Audit fees for 2014 consisted of fees payable to Deloitte for the audit of our annual financial statements for the year ended December 31, 2014.

Pre-Approval Policies and Procedures

The Audit Committee has adopted procedures pursuant to which all audit, audit-related and tax services and all permissible non-audit services provided by our independent registered public accounting firm must be pre-approved by the Audit Committee. All services rendered by Deloitte, our former independent registered public accounting firm, during 2015 were permissible under applicable laws and regulations and were approved in advance by the former Audit Committee in accordance with the rules adopted by the SEC in order to implement requirements of the Sarbanes-Oxley Act of 2002, other than de minimis non-audit services allowed under applicable law.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2016.

PROPOSAL NO. 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

_________________________

Introduction

The Board of Directors is providing our stockholders with an advisory vote on executive compensation pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, and Section 14A of the Securities Exchange Act of 1934, as amended.  This advisory vote, commonly known as a “say-on-pay” vote, is a non-binding vote on the compensation paid to our named executive officers as described in this proxy statement under the heading “Executive Compensation”, including the Summary Compensation Table and the other related tables and narrative disclosure. As the Merger was not completed until January 8, 2016, the discussion under the heading “Executive Compensation” relates to our named executive officers during the year ended December 31, 2015 and prior to the completion of the Merger. The Board is currently considering what changes, if any, will be made to the Company’s compensation policies for the year ending December 31, 2016.

Reasons Why You Should Vote FOR Our Say-on-Pay Vote

Our executive compensation program during the year ended December 31, 2015 was generally designed to:

●	Attract and retain executives important to the success of our company and the creation of value for our stockholders;

●	Motivate our executives to achieve company and individual performance objectives and create stockholder value; and

●

Reward our executives for the achievement of company and individual performance objectives, the creation of stockholder value in the short and long term and their contributions, in general, to the success of our company.

Please read the “Executive Compensation” section of this proxy statement.  That section of this proxy statement, which includes compensation tables and related narrative discussion, describes in detail the compensation programs and policies for our named executive officers and the executive compensation decisions made by the Compensation Committee and Board of Directors in 2015.

Important considerations include:

●	During 2014 and 2015, we engaged an independent consulting firm, Radford, to assist us in designing our executive compensation program.

●

We closely monitored the compensation policies and practices of other life-sciences companies with market capitalizations, revenues and organizational sizes similar to ours, with the objective of providing our executives total cash compensation and total direct compensation at the 50th percentile of companies in our peer group, which we believe is fair to our executives and our stockholders.

●

To motivate our executives and align their interests with those of our stockholders, we provided our executives stock options, which vest over a period of three years, linking our executives’ long-term compensation with the long-term price performance of our common stock, and providing a substantial retention incentive.

●	All incentive compensation awards, including annual and long-term equity and incentive awards, were subject to a “clawback” or “forfeiture” mechanism.

●	We provided our executives with only modest change in control and severance benefits, most of which are triggered only upon a termination event.

●	We did not provide tax “gross-up” payments.

●

We did not provide our executives substantial perquisites, supplemental retirement benefits, pension arrangements, post-retirement health coverage, nonqualified defined contribution or other deferred compensation.

●

Our insider trading policy prohibits executive officers from engaging in hedging or monetization transactions, holding Diffusion securities in a margin account and engaging in significant pledging transactions.

●	We had (and have) an independent Compensation Committee that makes executive compensation decisions.

We are requesting stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement. This “say-on-pay” vote gives our stockholders the opportunity to express their views on our executive compensation. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

Proposed Resolution

Accordingly, the Board of Directors unanimously recommends that our stockholders vote in favor of the say-on-pay vote as set forth in the following resolution at the Annual Meeting:

RESOLVED, that the stockholders of Diffusion Pharmaceuticals Inc. approve, on an advisory basis, the compensation paid to the named executive officers during the year ended December 31, 2015, as described in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the “Executive Compensation” section, the Summary Compensation Table, and the other related tables and narrative disclosure.

As this is an advisory vote, the outcome of the vote is not binding on us with respect to future executive compensation decisions, including those relating to our named executive officers, or otherwise.  The Compensation Committee and Board of Directors will take into account the outcome of the vote when considering future executive compensation decisions.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR approval, on an advisory basis, of the compensation paid to our named executive officers, as described in this proxy statement.

PROPOSAL NO. 4 — APPROVAL OF AN AMENDMENT TO DIFFUSION
PHARMACEUTICALS INC.’S CERTIFICATE OF INCORPORATION TO EFFECT
THE RESERVE STOCK SPLIT

_________________________

General

The Board has unanimously approved, and recommended that our stockholders approve, an amendment to our Charter (the “Certificate of Amendment”), to effect the Reverse Stock Split at a ratio of not less than 1-to-2 and not greater than 1-to-20, with the final decision of whether to proceed with the Reverse Stock Split, the effective time of the Reverse Stock Split, and the exact ratio of the Reverse Stock Split to be determined by the Board, in its discretion. If the stockholders approve the Reverse Stock Split, and the Board decides to implement it, the Reverse Stock Split will become effective as of 12:01 a.m., Eastern Time on a date to be determined by the Board that will be specified in the Certificate of Amendment. If the Board does not decide to implement the Reverse Stock Split within twelve months from the date of the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.

The Reverse Stock Split will be realized simultaneously for all outstanding common stock. The Reverse Stock Split will affect all holders of common stock uniformly and each stockholder will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. The Reverse Stock Split will not change the par value of our common stock and will not reduce the number of authorized shares of common stock.

Reasons for the Reverse Stock Split

Our Board believes that a Reverse Stock Split is desirable for a number of reasons. First, the Board believes that a Reverse Stock Split could improve the marketability and liquidity of our common stock. Second, the Board believes that a Reverse Stock Split may facilitate the listing of our common stock on a stock exchange such as the NASDAQ. Third, our Board believes that a reverse split would assist in providing us with flexibility and as many alternatives as possible to obtain financings that we are seeking to accomplish.

Marketability

Our Board believes that the increased market price of our common stock expected as a result of implementing a Reverse Stock Split could improve the marketability and liquidity of our stock and could encourage interest and trading in our stock. Theoretically, the number of shares outstanding and the per share price should not, by themselves, affect the marketability of our common stock, the type of investor who acquires them, or our reputation in the financial community. However, in practice, we believe this is not necessarily the case, as we believe that many investors view low-priced stocks as speculative and generally avoid the purchase of such securities. Our Board believes that there is a reluctance of many brokerage firms to recommend low-priced stocks to their retail clients (whether due to internal restrictions and/or limitations or otherwise). Further, we believe that certain brokerage house policies and practices tend to discourage individual brokers who administer brokerage accounts within those firms from encouraging their clients to transact trades in low-priced stocks. In addition, institutional investors, pursuant to internal policies, often are restricted and/or limited from investing in companies whose stocks trade at low prices.  Stockbrokers are also subject to certain restrictions on their ability to recommend lower priced stocks to their retail clients trading because of what we believe to be a general presumption in the industry that such securities are highly speculative. In addition, the structure of trading commissions tends to have an adverse impact upon purchasers of low-priced stocks because the brokerage commission on a sale of such securities generally represents a higher percentage of the purchase/sales price than the commission on a relatively higher-priced issue. We believe that the Reverse Stock Split will make our common stock a more attractive and cost effective investment for many investors, which we in turn believe would enhance the liquidity of the holders of our common stock.

The Reverse Stock Split is intended, in part, to result in a price level for our common stock that will increase investor interest and possibly eliminate, or at the least reduce, the resistance of brokerage firms. On June __, 2016, the closing bid price for our common stock, as reported on the OTC Bulletin Board, was $______ per share. No assurances can be given that the market price for our common stock will increase in the same proportion as the Reverse Stock Split or, if increased, that such price will be maintained. In addition, no assurances can be given that the Reverse Stock Split will increase the price of our common stock to a sufficiently high enough level that is attractive to brokerage houses and retail and institutional investors.

Further, our Board believes that a higher stock price could help us establish business development relationships with other companies. Theoretically, decreasing the number of shares of common stock outstanding should not, by itself, affect our reputation in our business community. In practice, however, we believe that potential business development partners may be less confident in the prospects of a company with a low stock price, and are less likely to enter into business relationships with a company with a low stock price. If the Reverse Stock Split successfully increases the per share price of our common stock, we believe this may increase our ability to attract business development partners.

Stock Exchange Requirements

Our common stock is currently quoted on the OTCQX under the symbol “DFFN”. Prior to January 25, 2016, our common stock was quoted under the symbol “RESX.” It has never been listed on any national securities exchange. As noted above, on June __, 2016, the closing bid price for our common stock, as reported on the OTC Bulletin Board, was $______ per share. We believe that we meet all of the initial listing requirements to be listed on the NASDAQ other than the minimum per share market price of our common stock.

We believe that the Reverse Stock Split will enhance our ability to obtain an initial listing on the NASDAQ Stock Market. The NASDAQ requires, among other items, an initial bid price of least $4.00 per share or if certain financial and governance standards are achieved, a closing price on the OTC Markets QB (or higher) tier of $3.00 (or $2.00 depending on the applicable listing standard) for five consecutive days and following initial listing, maintenance of a continued price of at least $1.00 per share. Reducing the number of outstanding shares of our common stock should, absent other factors, increase the per share market price of our common stock, although we cannot provide any assurance that our minimum bid price would remain following the Reverse Stock Split over the minimum bid price requirement of any such stock exchange.

Reducing the number of outstanding shares of our common stock should, absent other factors, increase the per share market price of our common stock, although we cannot provide any assurance that we will be able to meet or maintain a bid price over the minimum initial listing bid price requirement of the NASDAQ or other national stock exchange or any other exchange. Although our Board has determined that it is in the Company’s and our stockholders’ best interests to position our common stock for potential listing on the NASDAQ or other national stock exchange, the board may ultimately determine to not pursue any listing. There can be no assurance that any such application will result in the listing of our common stock on any exchange.

The NASDAQ also requires that an applicant have at least three market makers and comply with certain corporate governance requirements, including having at least three Audit Committee members (each of whom must be independent), at least two Compensation Committee members (each of whom must be independent) and a Board with a majority of independent members. In addition, director nominees must be selected, or recommended to the Board for selection, either by independent directors constituting a majority of the Board in a vote in which only independent directors participate or by a Nominating Committee comprised solely of independent directors. We believe that we currently satisfy all of the Board and Committee composition and independence requirements for listing on the NASDAQ.

Further, no assurance can be given that, even if we satisfy the above listing requirements, we will apply to have our common stock listed on the NASDAQ or another national securities exchange, or that, if we do so apply, our application will be approved, or that, if our common stock is listed on the NASDAQ or another national securities exchange, we will be able to satisfy the maintenance requirements for continued listing.

Financing Flexibility

In addition, the Reverse Stock Split will provide us with the ability to support our present capital needs and future anticipated growth. The Reverse Stock Split alone would have no effect on our authorized capital stock, and the total number of authorized shares would remain the same as before the Reverse Stock Split. This would have the effect of increasing the number of shares of common stock available for issuance, which the Board feels it is important to provide us with flexibility and as many alternatives as possible to obtain financing. We have historically met our capital needs primarily through the sale of our debt and equity securities. The availability of additional shares of common stock would provide us with the flexibility to consider and respond to future business opportunities and needs as they arise, including public or private financings, subscription rights offerings, mergers, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. The additional available shares would be available for issuance from time to time at the discretion of the Board when opportunities arise, without further stockholder action or the related delays and expenses, except as may be required for a particular transaction by law, the rules of any exchange on which our securities may then be listed, or other agreements or restrictions. There are no preemptive rights relating to the common stock. As such, any issuance of additional shares of our common stock would increase the number of outstanding shares of our common stock and (unless such issuance was pro-rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly. At this time, we do not have any plans, arrangements or understandings, whether written or oral, to issue any of the additional shares that will be made available if the Reverse Stock Split is approved and the Board implements the Reverse Stock Split.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as events relating to our financial results, general market conditions and the market perception of our Company, may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Determination of Ratio

The ratio of the Reverse Stock Split, if approved and implemented, will be a ratio of not less than 1-to-2 and not more than 1-to-20, as determined by our Board in its sole discretion. The Board believes that stockholder adoption of a range of Reverse Stock Split ratios (as opposed to adoption of a single Reverse Stock Split ratio or a set of fixed ratios) provides maximum flexibility to achieve the purposes of a Reverse Stock Split and, therefore, is in the best interests of the Company. In determining a ratio following the receipt of stockholder adoption, the Board (or any authorized committee of the Board) may consider, among other things, factors such as:

●	the historical trading price and trading volume of our common stock;

●	the number of shares of our common stock outstanding;

●	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

●	our ability to have our shares of common stock listed on a stock exchange such as the NASDAQ or another national securities exchange;

●	the anticipated impact of the Reverse Stock Split on our ability to raise additional financing;

●	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

●	prevailing general market and economic conditions.

The Board (or any authorized committee of the Board) reserves the right to elect to abandon the Reverse Stock Split, notwithstanding stockholder adoption thereof, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders. The Reverse Stock Split, if authorized pursuant to this resolution and if deemed by the Board to be in the best interests of the Company and its stockholders, will be effected, if at all, at a time that is not later than twelve months from the date of the Special Meeting.

Reverse Stock Split Amendment to the Charter

If the Reverse Stock Split is approved, the following paragraph shall be added at the end of subsection A of ARTICLE IV of the Charter:

“Effective upon the effective time of this Certificate of Amendment of the Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), each ___ shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without the necessity of any further action, be changed, reclassified and combined into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall have rounded up to one additional whole share. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional shares as described above.”

The Certificate of Amendment attached hereto as Appendix A reflects the changes that will be implemented to our Charter if the Reverse Stock Split is approved.

Principal Effects of the Reverse Stock Split

If the stockholders approve the proposal to authorize the Board to implement the Reverse Stock Split and the Board implements the Reverse Stock Split, we will amend the existing provision of Article IV of our Charter in the manner set forth above.

By approving this amendment, stockholders will approve the combination of any number of shares of common stock between and including 2 and 20, with the exact number to be determined by the Board, into one (1) share. The Certificate of Amendment to be filed with the Secretary of State of the State of Delaware will include only that number determined by the Board to be in the best interests of the Company and its stockholders. In accordance with these resolutions, the Board will not implement any amendment providing for a different split ratio.

As explained above, the Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of common stock and the exchange ratio will be the same for all issued and outstanding shares of common stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders having his or her shares rounded up to a whole share in lieu of owning a fractional share, as described in the section titled “Fractional Shares,” below.

The Reverse Stock Split will not change the terms of our common stock. After the Reverse Stock Split, the shares of our common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our common stock now authorized. Common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the Company’s continuing obligations under the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the Reverse Stock Split, unless we simultaneously list our common stock on the NASDAQ or other national stock exchange, bid and ask prices for our common stock will continue to be quoted on the OTCQX under the symbol “DFFN,” although the OTCQX will add the letter “D” to the end of the trading symbol for a period of 20 trading days after the effective time to indicate that a reverse stock split has occurred.

The shares that are authorized but unissued after the Reverse Stock Split will be available for issuance, and, if we issue these shares, the ownership interest of holders of our common stock may be diluted. We may issue such shares to raise capital and/or as consideration in acquiring other businesses or establishing strategic relationships with other companies. Such acquisitions or strategic relationships may be effected using shares of common stock or other securities convertible into common stock and/or by using capital that may need to be raised by selling such securities. We do not have any agreement, arrangement or understanding at this time with respect to any specific transaction or acquisition for which the newly unissued authorized shares would be issued.

Effect on Authorized but Unissued Shares

The Reverse Stock Split will have the effect of significantly increasing the number of authorized but unissued shares of common stock available for issuance. The number of shares of common stock that we are authorized to issue will not be decreased and will remain at 1,000,000,000. Because the number of outstanding shares will be reduced as a result of the Reverse Stock Split, the number of shares available for future issuance by us will be increased. As of May 24, 2016 we have 897,570,800 authorized and unissued shares, of which 24,746,891 are currently reserved for issuance. Upon completion of the Reverse Stock Split we expect to have significantly more authorized and unissued shares.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the Reverse Stock Split is approved by the Company’s stockholders, and if at such time the Board still believes that the Reverse Stock Split is in the best interests of the Company and its stockholders, the Board will determine the ratio of the Reverse Stock Split to be implemented. The Reverse Stock Split will become effective as of 12:01 a.m., Eastern Time on the date specified in the Certificate of Amendment as filed with the office of the Secretary of State of the State of Delaware (the “effective time”). The Board will determine the exact timing of the filing of the Certificate of Amendment based on its evaluation as to when the filing would be the most advantageous to the Company and its stockholders. If the Board does not decide to implement the Reverse Stock Split within twelve months from the date of the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.

Except as described below under the section titled “Fractional Shares,” at the effective time, each number of issued and outstanding pre-reverse split shares that the Board has determined will be combined into one post-reverse split share, will, automatically and without any further action on the part of our stockholders, be combined into and become one share of common stock, and each certificate which, immediately prior to the effective time represented pre-reverse stock split shares, will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the split ratio will automatically be entitled to receive an additional share of common stock. In other words, any fractional share will be rounded up to the nearest whole number. Stockholders of record at the effective time of the Reverse Stock Split who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be exchanged, will, in lieu of a fractional share, be entitled, upon surrender to the exchange agent of certificate(s) representing such pre-split shares, to entitled to receive an additional share of common stock. In other words, any fractional share will be rounded up to the nearest whole number.

Risks Associated with the Reverse Stock Split

We cannot predict whether the Reverse Stock Split will increase the market price for our common stock. The history of similar stock split combinations for companies in like circumstances is varied, and the market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. Further, there are a number of risks associated with the Reverse Stock Split, including:

●

The market price per share of our shares of common stock post-Reverse Stock Split may not ever exceed or remain in excess of the minimum bid price per share as required by the NASDAQ, or the Company may fail to meet the other requirements for initial or continued listing on the NASDAQ.

●

Although the Board believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will successfully attract certain types of investors and such resulting share price may not satisfy the investing guidelines of institutional investors or investment funds. Further, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the interest of new investors in the shares of our common stock. As a result, the trading liquidity of the shares of our common stock may not improve as a result of the Reverse Stock Split and there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above.\

●

The Reverse Stock Split could be viewed negatively by the market, and other factors, such as those described above, may adversely affect the market price of the shares of our common stock. Consequently, the market price per post-Reverse Stock Split shares may not increase in proportion to the reduction of the number of shares of our common stock outstanding before the implementation of the Reverse Stock Split. Accordingly, the total market capitalization of our shares of common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Any reduction in total market capitalization as the result of the Reverse Stock Split may make it more difficult for us to meet the NASDAQ Listing Rule regarding minimum value of listed securities, which could prevent our shares from listing, or continuing to be listed on the NASDAQ.

●

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Book-Entry Shares

If the Reverse Stock Split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from our transfer agent that indicates the number of post-reverse stock split shares of our common stock owned in book-entry form.

Certificated Shares

As soon as practicable after the effective time of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us or our exchange agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Principal Effects of Reverse Stock Split on Outstanding Options, Outstanding Convertible Debt, Warrants, and Option Plan

As of the May 24, 2016, there were outstanding stock options to purchase an aggregate of 17,879,116 shares of our common stock with a weighted average exercise price of $0.86 per share and warrants to purchase an aggregate of 4,768,175 shares of common stock with a weighted average exercise price of $7.83 per share. In addition, as of the May 24, 2016 we had $550,000 in convertible debt outstanding entitling the holders thereof to acquire shares of our common stock. When the Reverse Stock Split becomes effective, the number of shares of common stock covered by such rights will be reduced to between and including one-twentieth and one-half of the number currently covered (rounded up to the nearest whole number), and the exercise or conversion price per share will be increased by between and including two and 20 times the current exercise or conversion price (rounded down to the nearest $0.01), resulting in the same aggregate price being required to be paid therefor upon exercise or conversion thereof as was required immediately preceding the Reverse Stock Split.

In addition, the number of shares of common stock and number of shares of common stock subject to stock options or similar rights authorized under the Company’s equity incentive plan will automatically be proportionately adjusted for the Reverse Stock Split ratio, such that fewer shares will be subject to such plans. Further, the per share exercise price under such plans will automatically be proportionately adjusted for the Reverse Stock Split.

Accounting Matters

The Reverse Stock Split will not affect the common stock capital account on our balance sheet. However, because the par value of our common stock will remain unchanged at the effective time of the split, the components that make up the common stock capital account will change by offsetting amounts. Depending on the size of the Reverse Stock Split the Board decides to implement, the stated capital component will be reduced proportionately based upon the Reverse Stock Split and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. Immediately after the Reverse Stock Split, the per share net income or loss and net book value of our common stock will be increased because there will be fewer shares of common stock outstanding. All historic share and per share amounts in our financial statements and related footnotes will be adjusted accordingly for the Reverse Stock Split.

Effect on Par Value

The proposed amendment to our Charter will not affect the par value of our common stock, which will remain at $0.001 per share.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Stock Split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders. Other than the Reverse Stock Split proposal, the Board does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

No Dissenters’ Appraisal Rights

Under the Delaware General Corporation Law, our Charter or bylaws, the Company’s stockholders are not entitled to dissenters’ appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.

Material United States Federal Income Tax Consequences of the Reverse Stock Split

The following is not intended as tax or legal advice. Each holder should seek advice based on his, her or its particular circumstances from an independent tax advisor.

The following is a summary of certain United States federal income tax consequences of the Reverse Stock Split generally applicable to beneficial holders of shares of our common stock. This summary addresses only such stockholders who hold their pre-split shares as capital assets and will hold the post-split shares as capital assets. This discussion does not address all United States federal income tax considerations that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules, such as financial institutions, trusts, estates, entities treated as partnerships for U.S. federal income tax purposes, tax-exempt organizations, regulated investment companies, REITs, insurance companies, dealers in securities, and foreign stockholders. The following summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations thereunder, judicial decisions and Internal Revenue Service (“IRS”) rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each stockholder should consult their tax advisor as to the particular facts and circumstances which may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the Reverse Stock Split.

Exchange Pursuant to Reverse Stock Split

The Reverse Stock Split is intended to qualify as a tax-free recapitalization under the Code. Assuming the Reverse Stock Split so qualifies, then generally, for U.S. federal income tax purposes, no gain or loss will be recognized by the Company in connection with the Reverse Stock Split, and no gain or loss will be recognized by the stockholders that exchange their pre-split shares for post-split shares. The post-split shares in the hands of a stockholder following the Reverse Stock Split will generally have an aggregate tax basis equal to the aggregate tax basis of the pre-split shares held by that stockholder immediately prior to the Reverse Stock Split, and a stockholder’s holding period for its post-split shares generally will be the same as its holding period for the pre-split shares.

Whole Shares in Lieu of Fractional Shares

A stockholder who receives a whole share of common stock in lieu of a fractional share generally may recognize gain in an amount not to exceed the excess of the fair market value of such whole share over the fair market value of the fractional share to which the stockholder was otherwise entitled. Any such recognition of gain may affect the holding period and adjusted tax basis of the stockholder’s whole share received in lieu of a fractional share. Stockholders should consult with their own tax advisors regarding the U.S. federal income tax consequences to them of the Reverse Stock Split. Backup withholding may apply to a stockholder who receives a whole share of common stock in lieu of a fractional share unless the stockholder provides the exchange agent with appropriate documentation establishing that backup withholding is not required.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to not file the Certificate of Amendment and to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the authority to effect these amendments is approved by our stockholders at the annual meeting. By voting in favor of a reverse stock split, you are expressly also authorizing the Board to delay, not proceed with, and abandon, these proposed amendments if it should so decide, in its sole discretion, that such action is in the best interests of our stockholders.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote on the matter either in person or by proxy is required to approve the Certificate of Amendment to our Charter to effect the Reverse Stock Split of our common stock. Abstentions and broker non-votes, if any, will thus count as votes AGAINST the Reverse Stock Split.

Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then FOR the Reverse Stock Split.

Board Recommendation

The Board of Directors unanimously recommends that stockholders vote “FOR” the Amendment to the Charter to effect the Reverse Stock Split.

PROPOSAL NO. 5 — APPROVAL OF AN AMENDMENT TO THE DIFFUSION
PHARMACEUTICALS INC. 2015 EQUITY INCENTIVE PLAN

_________________________

Introduction

The Board unanimously approved, and recommends that our stockholders approve, an amendment to the Diffusion Pharmaceuticals Inc. 2015 Equity Incentive Plan (the “2015 Plan”) to increase the number of shares available for grant under the 2015 Plan by (i) 2,500,000 shares immediately and (ii) 4.0% of the total shares of the Company’s common stock outstanding as of December 31 on each subsequent January 1 through the term of the 2015 Plan. A copy of the amendment is attached to this Proxy Statement as Appendix B. This amendment will become effective only upon its approval by our stockholders.

The purpose of the 2015 Plan is to advance the interests of our company and stockholders by enabling us to attract and retain qualified individuals to perform services for us, by providing incentive compensation for such individuals that is linked to the growth and profitability of our company and increases in stockholder value, and aligning the interests of such individuals with the interests of our stockholders through opportunities for equity participation in our company. The 2015 Plan was first adopted by our Board of Directors on March 10, 2015 and was subsequently approved by our stockholders. The maximum number of shares that may be issued under the plan is 2,500,000, not including any shares subject to options or other equity awards assumed in connection with certain fundamental transactions, including the Merger.

Since the adoption of the 2015 Plan, we have granted equity incentive awards to participants in the 2015 Plan. As of May 24, 2016 we had 400,400 total shares of our common stock underlying awards outstanding under the 2015 Plan (including awards assumed in connection the Merger) with 2,099,600 shares remaining for future grants under the 2015 Plan. As of May 24, 2016 we had outstanding under all of our equity and equity-based plans 17,879,116 stock options (including options outstanding under the 2015 Plan and options not granted pursuant to any plan, prior to our adoption of the 2015 Plan in June 2015), with a weighted average exercise price of $0.86 and a weighted average remaining term of 7.9 years. Of those stock options, 12,266,807 are currently vested.

The Board has concluded that it is in our best interests, and in the best interests of our stockholders, to increase the number of shares available for grant under the 2015 Plan by (i) 2,500,000 shares immediately and (ii) 4.0% of the total shares of the Company’s common stock outstanding as of December 31 on each subsequent January 1 through the term of the 2015 Plan. In making this recommendation, the Board considered various aspects of the 2015 Plan, including the number of shares subject to outstanding awards, the number of shares that remain available for future awards under the 2015 Plan, our historical pattern of and future expectations for granting equity awards, the cost of issuing additional shares, the impact of share dilution on existing shareholders, and the central role of equity compensation in our compensation programs. The Board believes that the proposed increase in the number of shares is necessary for retaining the flexibility to grant equity-based compensation at levels that optimal for motivating and rewarding our employee's for their contributions to our success and the growth in the value of our common stock.

The following summary of the 2015 Plan sets for the principal features of the 2015 Plan, as amended. This summary is entirely qualified by reference to the 2015 Plan, a copy of which is attached to this Proxy Statement as Appendix C. In the event of any contradiction or inconsistency between the summary and the terms of the 2015 Plan, the terms of the 2015 Plan will control.

Share Reserve

We initially reserved an aggregate of 2,500,000 shares of our common stock for issuance pursuant to awards granted under the 2015 Plan, and in connection with the Merger we assumed 6,650 stock options that are also subject to the 2015 Plan. As of May 24, 2016 there were 2,099,600 shares available for future awards under the 2015 Plan, and, if our stockholders approve the proposed amendment, there will be 4,599,600 shares available for future awards under the 2015 Plan, subject to the annual increases provided for in the Amendment.

Summary of the 2015 Plan

Purpose. The purpose of the 2015 Plan is to advance the interests of our company and stockholders by enabling us to attract and retain qualified individuals to perform services for us, by providing incentive compensation for such individuals that is linked to the growth and profitability of our company and increases in stockholder value, and aligning the interests of such individuals with the interests of our stockholders through opportunities for equity participation in our company. Providing stock incentive awards under the plan will be an important element in our overall success. In general, the Board of Directors believes that equity-based incentives align the interests of our management and employees with those of our stockholders. In addition, providing incentive awards under the plan is an important strategy for attracting and retaining the type of high-quality executives, employees and advisors the Board of Directors believes is necessary for the achievement of our goals.  Given the intense competition for such personnel, the Board of Directors believes that its ability to offer competitive compensation packages, including those with equity-based incentive components, such as stock options, is particularly important in attracting and retaining qualified candidates.

Eligibility. All employees (including officers and directors who also are employees), non-employee directors, consultants, advisors and independent contractors of Diffusion, or any subsidiary, will be eligible to receive incentive awards under the plan.

Shares Available for Issuance. The maximum number of shares of our common stock available for issuance under the 2015 Plan, if the amendment is approved by our stockholders, will be 5,000,000, which amount will be subject to annual increases of up to 4.0% of our outstanding stock as of each December 31, beginning December 31, 2016. The number of shares available for issuance under the plan is subject to increase to the extent that we issue shares or incentive awards under the plan in connection with certain merger and acquisition transactions, or assume any plan in a merger or acquisition transaction.  However, any available shares in an assumed plan may only be utilized to the extent permitted under applicable exchange or market on which our common stock may be traded or quoted.

Share Counting.  Shares of our common stock that are issued under the plan or that potentially are issuable pursuant to outstanding incentive awards reduce the number of shares remaining available. All shares so subtracted from the amount available under the plan with respect to an incentive award that lapses, expires, is forfeited or for any reason is terminated, unexercised or unvested and any shares of our common stock that are subject to an incentive award that is settled or paid in cash or any other form other than shares of our common stock will automatically again become available for issuance under the plan. However, any shares not issued due to the exercise of an option by a “net exercise” or the tender or attestation as to ownership of previously acquired shares (as described below), as well as shares covered by a stock appreciation right, to the extent exercised, and shares withheld by us to satisfy any tax withholding obligations will not again become available for issuance under the plan. Any shares of our common stock repurchased by us on the open market using the proceeds from the exercise of an award under the plan will not increase the number of shares available for future grants of awards under the plan. Any shares of our common stock that are subject to an incentive award under the plan that terminates by expiration, forfeiture, cancellation, or otherwise without the issuance of shares or are settled in cash in lieu of shares, or are exchanged to the extent permitted under the plan, prior to the issuance of shares, will be available again for grant under the plan. The shares of our common stock available for issuance under the plan may be authorized and unissued shares or treasury shares.

Grant Limits. If the amendment is approved by our stockholders, under the terms of the 2015 Plan no more than 2,500,000 shares of our common stock may be issued pursuant to the exercise of incentive stock options and no more than 1,000,000 shares of our common stock may be issued or issuable in connection with restricted stock grants, restricted stock unit awards, performance awards and stock bonuses, or “full value” awards.

All of the share limitations in the plan may be adjusted to reflect changes in our corporate structure or shares, as described below. In addition, the limits on the number of shares that may be issued as incentive stock options will not apply to certain incentive awards granted upon our assumption or substitution of like awards in any merger or acquisition.

Adjustments. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in our corporate structure or shares, we must adjust:

●	the number and kind of securities available for issuance under the plan; and

●	in order to prevent dilution or enlargement of the rights of participants, the number, kind and, where applicable, the exercise price of securities subject to outstanding incentive awards.

Administration. The plan will be administered by the Board of Directors or by a committee of the Board.  Any such committee will consist of at least two members of the Board, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, and who are “independent directors” within the meaning of the rules of any applicable exchange or market on which our common stock may be traded or quoted).  We expect the Compensation Committee of the Board of Directors to administer the plan. The Board of Directors or the committee administering the plan is referred to as the “committee.” The committee may delegate its duties, power and authority under the plan to any of our officers to the extent consistent with applicable corporate law, except with respect to participants subject to Section 16 of the Exchange Act.

The committee has the authority to determine all provisions of incentive awards consistent with terms of the plan, including, the eligible recipients who will be granted one or more incentive awards under the plan, the nature and extent of the incentive awards to be made to each participant, the time or times when incentive awards will be granted, the duration of each incentive award, and the restrictions and other conditions to which the payment or vesting of incentive awards may be subject. The committee has the authority to pay the economic value of any incentive award in the form of cash, our common stock or any combination of both, and may amend or modify the terms of outstanding incentive awards (except for any prohibited “re-pricing” of options, discussed below) so long as the amended or modified terms are permitted under the plan and any adversely affected participant has consented to the amendment or modification.

The committee, in its sole discretion, may amend the terms of the plan or incentive awards with respect to participants resident outside of the United States or employed by a non-U.S. subsidiary in order to comply with local legal requirements, to otherwise protect our or subsidiary’s interests, or to meet objectives of the plan, and may, where appropriate, establish one or more sub-plans for the purposes of qualifying for preferred tax treatment under foreign tax laws. This authority does not, however, permit the committee to take any action:

●	to reserve shares or grant incentive awards in excess of the limitations provided in the plan;

●	to effect any re-pricing of options, as discussed below;

●	to grant options or stock appreciation rights having an exercise price less than 100 percent of the “fair market value” (as defined below) of one share of our common stock on the date of grant; or

●	for which stockholder approval would then be required pursuant to Section 422 of the Code or applicable exchange or market on which our common stock may be traded or quoted).

Except in connection with certain specified changes in our corporate structure or shares, the committee may not, without prior approval of our stockholders, seek to effect any re-pricing of any previously granted, “underwater” option or stock appreciation right by:

●	amending or modifying the terms of the underwater option or stock appreciation right to lower the exercise price;

●	canceling the underwater option or stock appreciation right in exchange for cash, replacement options or stock appreciation rights having a lower exercise price or other incentive awards; or

●	repurchasing the underwater options and stock appreciation rights and granting new incentive awards under the plan.

For purposes of the plan, an option or stock appreciation right is deemed to be “underwater” at any time when the fair market value of our common stock is less than the exercise price.

Types of Awards. Stock options (including both incentive stock options and non-statutory stock options), stock appreciation rights or SARs, restricted stock, restricted stock units or RSUs, performance awards or units, stock bonuses and other stock-based awards may be granted under the 2015 Plan. Incentive awards may be granted either alone or in addition to or in tandem with any other type of incentive award.

Options. Stock options entitle the holder to purchase a specified number of shares of our common stock at a specified price, which is called the exercise price, subject to the terms and conditions of the award agreement. The 2015 Plan permits the grant of both incentive stock options and non-statutory stock options. Each stock option granted under the plan must be evidenced by an award agreement or statement that specifies the exercise price, the term, the number of shares underlying the stock option, the vesting and any other conditions. The exercise price to be paid by a participant at the time an option is exercised may not be less than 100 percent of the fair market value of one share of our common stock on the date of grant (or 110 percent of the fair market value of one share of our common stock on the date of grant of an incentive stock option if the participant owns, directly or indirectly, more than 10 percent of the total combined voting power of all classes of stock of Diffusion or any parent or subsidiary). However, in the event options are granted as a result of our assumption or substitution of options in a merger or acquisition, the exercise price will be the price determined by the committee pursuant to the conversion terms applicable to the transaction. The term “fair market value” under the plan means as of any date the closing sale price of our common stock as of such date at the end of the regular trading session, as reported by any national securities exchange on which our common stock is then listed (or, if no shares were traded on such date, as of the next preceding date on which there was such a trade), or if our common stock is not so listed, admitted to unlisted trading privileges, or reported on any national securities exchange, the closing sale price as of such date at the end of the regular trading session, as reported by the OTCQX marketplace of the OTC Markets Group or other comparable service (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote). Our common stock is currently listed for quotation on the OTCQX marketplace of the OTC Markets Group, under the symbol “DFFN.” On June __, 2016, the last reported sale price per share of our common stock was $_____ per share.

The total purchase price of the shares to be purchased upon exercise of an option will be paid (1) in cash, (2) by using a broker-assisted cashless exercise procedure pursuant to which the optionee, upon exercise of an option, irrevocably instructs a broker or dealer to sell a sufficient number of shares of our common stock or loan a sufficient amount of money to pay all or a portion of the exercise price of the option and/or any related withholding tax obligations and remit such sums to us and directs us to deliver stock certificates to be issued upon such exercise directly to such broker or dealer; or (3) by using a cashless exercise procedure pursuant to which the optionee surrenders to us shares of our common stock either underlying the option or that are otherwise held by the optionee. In the case of a “net exercise” of an option, we will not require a payment of the exercise price of the option from the participant but will reduce the number of shares of our common stock issued upon the exercise by the largest number of whole shares having a fair market value that does not exceed the aggregate exercise price for the shares exercised. Any shares of our common stock tendered or covered by an attestation will be valued at their fair market value on the exercise date.

Options may be exercised in whole or in installments, as determined by the committee, and the committee may impose conditions or restrictions to the exercisability of an option, including that the participant remain continuously employed by us for a certain period or that the participant or us (or any subsidiary, division or other subunit of our company) satisfy certain specified performance objectives. An option may not become exercisable, nor remain exercisable after 10 years from its date of grant (five years from its date of grant in the case of an incentive stock option if the participant owns, directly or indirectly, more than 10 percent of the total combined voting power of all classes of stock of our company or any parent or subsidiary).

Stock Appreciation Rights. A stock appreciation right is the right to receive a payment from us, in the form of shares of our common stock, cash or a combination of both, equal to the difference between the fair market value of one or more shares of our common stock and a specified exercise price of such shares.  Stock appreciation rights will be subject to such terms and conditions, if any, consistent with the other provisions of the plan, as may be determined by the committee. The committee will have the sole discretion to determine the form in which payment of the economic value of stock appreciation rights will be made to a participant (i.e., cash, our common stock or any combination thereof) or to consent to or disapprove the election by a participant of the form of such payment.

The exercise price of a stock appreciation right will be determined by the committee, in its discretion, at the date of grant but may not be less than 100 percent of the fair market value of one share of our common stock on the date of grant, except as provided below in connection with certain “tandem” grants (as further defined below). However, in the event that stock appreciation rights are granted as a result of our assumption or substitution of stock appreciation rights in a merger or acquisition, the exercise price will be the price determined by the committee pursuant to the conversion terms applicable to the transaction. A stock appreciation right will become exercisable at such time and in such installments as may be determined by the committee in its sole discretion at the time of grant; provided, however, that no stock appreciation right may be exercisable after 10 years from its date of grant.

Restricted Stock Awards and Restricted Stock Units. A restricted stock award or a restricted stock unit award is an award of our common stock that vests at such times and in such installments as may be determined by the committee and, until it vests, is subject to restrictions on transferability and/or the possibility of forfeiture. The committee may impose such restrictions or conditions to the vesting of restricted stock awards and restricted stock units as it deems appropriate, including that the participant remain continuously employed by us for a certain period or that the participant or us (or any subsidiary, division or other subunit of our company) satisfy specified performance objectives. To enforce the restrictions, the committee may place a legend on the stock certificates referring to such restrictions and may take other steps to enforce the restrictions.

Unless the committee determines otherwise, any dividends (other than regular quarterly cash dividends) or distributions paid with respect to shares of our common stock subject to the unvested portion of a restricted stock award will be subject to the same restrictions as the shares to which such dividends or distributions relate. Additionally, unless the plan provides otherwise, a participant will have all voting, liquidation and other rights with respect to shares of our common stock issued to the participant as a restricted stock award upon the participant becoming the holder of record of such shares as if the participant were a holder of record of shares of our unrestricted common stock.

Performance Awards or Units. A participant may be granted one or more performance awards or units under the plan, and such performance awards or units will be subject to such terms and conditions, if any, consistent with the other provisions of the plan, as may be determined by the committee in its sole discretion, including, but not limited to, the achievement of one or more specified performance objectives.

Stock Bonuses. A participant may be granted one or more stock bonuses under the plan, and such stock bonuses will be subject to such terms and conditions, if any, consistent with the other provisions of the plan, as may be determined by the committee in its sole discretion, including, but not limited to, the achievement of one or more specified performance objectives.

Other Stock-Based Awards. Subject to such terms and conditions, consistent with the other provisions of the plan, the committee may grant other stock-based awards not otherwise described by the terms of the plan (including the grant or offer for sale of unrestricted shares of common stock) in such amounts and subject to such terms and conditions as the committee will determine. Such incentive awards may involve the transfer of actual shares of common stock to participants or payment in cash or otherwise of amounts based on the value of shares of common stock, and may include incentive awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

Change in Control. In the event a “change in control” of our company occurs, then, unless otherwise provided at the time of the grant of the incentive award: (a)  all options and stock appreciation rights will become immediately exercisable in full and will remain exercisable in accordance with their terms; (b) all restrictions and vesting requirements applicable to any incentive award based solely on the continued service of the participant will terminate; and (c) all incentive awards the vesting or payment of which are based on specified performance objectives will vest as though such performance objectives were fully achieved at target and will become immediately payable; provided, however, that no incentive award that provides for a deferral of compensation within the meaning of Section 409A of the Code will be cashed out upon the occurrence of a change in control unless the event or circumstances constituting the change in control also constitute a “change in the ownership” of the company, a “change in the effective control” of the company or a “change in the ownership of a substantial portion of the assets” of the company, in each case as determined under Section 409A of the Code. The treatment of any other incentive awards in the event of a change in control will be as determined by the committee in connection with the grant thereof, as reflected in the applicable incentive award agreement.

Alternative Treatment of Incentive Awards in Connection with a Change in Control. In connection with a change in control, the committee in its sole discretion, either in an incentive award agreement at the time of grant of an incentive award or at any time after the grant of such an incentive award, may determine that any or all outstanding incentive awards granted under the plan, whether or not exercisable or vested, as the case may be, will be canceled and terminated and that in connection with such cancellation and termination the holder of such incentive award will receive for each share of common stock subject to such incentive award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities with a fair market value (as determined by the committee in good faith) equivalent to such cash payment) equal to the difference, if any, between the consideration received by stockholders of the company in respect of a share of common stock in connection with such change in control and the purchase price per share, if any, under the incentive award, multiplied by the number of shares of common stock subject to such incentive award (or in which such incentive award is denominated); provided that if such product is zero ($0) or less or to the extent that the incentive award is not then exercisable, the incentive award may be canceled and terminated without payment therefor; provided, however, that no incentive award that provides for a deferral of compensation within the meaning of Section 409A of the Code will be cashed out upon the occurrence of a change in control unless payment was specified in the incentive award agreement at the time of grant and the event or circumstances constituting the change in control also constitute a “change in the ownership” of our company, a “change in the effective control” of our company or a “change in the ownership of a substantial portion of the assets” of our company, in each case as determined under Section 409A of the Code.

For purposes of the plan, a “change in control” of our company occurs upon any one or more of the following, subject to certain exceptions: (i) the accumulation (if over time, in any consecutive 12 month period), whether directly, indirectly, beneficially or of record, by any individual, entity or group of 50.1 percent or more of the shares of our outstanding common stock, whether by merger, consolidation, sale or other transfer of shares of our common stock (other than a merger or consolidation where our stockholders prior to the merger or consolidation are the holders of a majority of the voting securities of the entity that survives such merger or consolidation), (ii) a sale of all or substantially all of our assets or (iii) during any period of 12 consecutive months, the individuals who, at the beginning of such period, constitute the Board of Directors, and any new director whose election by the Board of Directors or nomination for election by our stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the 12-month period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors.

Effect of Termination of Employment or Other Services. If a participant ceases to be employed by, or perform other services for, us, all incentive awards held by the participant will be treated as set forth below unless provided otherwise in the agreement evidencing the incentive award or modified by the committee in its discretion as set forth below. Upon termination due to death, disability or retirement, all outstanding, exercisable options and stock appreciation rights then held by the participant will remain exercisable for a period of one year thereafter (but in no event after the expiration date of any such option or stock appreciation rights), all unvested restricted stock awards, all outstanding stock unit awards or restricted stock units, performance awards or units and stock bonuses then held by the participant will be terminated and forfeited; provided, however, that with respect to any such incentive awards the vesting of which is based on the achievement of specified performance objectives, if a participant’s employment or other service with the company or any subsidiary, as the case may be, is terminated by reason of death or disability prior to the end of the performance period of such incentive award, but after the conclusion of a portion of the performance period (but in no event less than one year), the committee may, in its sole discretion, cause shares of common stock to be delivered or payment made with respect to the participant’s incentive award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on full fiscal years only and no shares to be delivered for partial fiscal years.

Upon termination for a reason, other than death, disability or retirement, which is not also for “cause” (as defined in the plan), all outstanding options and stock appreciation rights then held by the participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three months after such termination (but in no event after the expiration date of any such option or stock appreciation right). Also, upon such termination all options and stock appreciation rights that are not exercisable; all unvested restricted stock awards; and all outstanding stock unit awards or restricted stock units, performance awards, stock bonuses and other stock-based awards then held by the participant will be terminated and forfeited.

If a participant is determined by the committee, acting in its sole discretion, to have committed any action which would constitute “cause” or “adverse action” (both as defined in the plan), regardless of whether such action or the committee’s determination occurs before or after the termination of the participant’s employment with us or any subsidiary, all rights of the participant under the plan and any award agreements evidencing an incentive award then held by the participant shall terminate and be forfeited without notice of any kind. Additionally, the committee acting in its sole discretion will have the authority to rescind the exercise, vesting, settlement or issuance of, or payment in respect of, any incentive awards of the participant that were exercised, vested, settled or issued, or as to which such payment was made, and to require the participant to pay to us, within 10 days of receipt from us of notice of such rescission, any amount received or the amount of any gain realized as a result of such rescinded exercise, vesting, settlement, issuance or payment (including any dividends paid or other distributions made with respect to any shares of common stock subject to any incentive award). We may defer the exercise of any option or stock appreciation right for a period of up to six months after receipt of the participant’s written notice of exercise or the issuance of share certificates upon the vesting of any incentive award for a period of up to six months after the date of such vesting in order for the committee to make any determination as to the existence of cause or an adverse action.

The committee at any time (including on or after the date of grant or following termination), in connection with a participant’s termination, may cause options or stock appreciation rights held by the participant to terminate, become or continue to become exercisable and/or remain exercisable, and restricted stock awards, restricted stock units, performance awards, stock bonuses or other stock-based awards then held by such participant to terminate, vest, settle or become free of restrictions and conditions to payment, as the case may be.

Dividend Equivalent Rights. Any participant selected by the committee may be granted dividend equivalents based on the dividends declared on shares of our common stock that are subject to any incentive award, to be credited as of dividend payment dates, during the period between the grant date of the incentive award and the date the incentive award is exercised, vests, is settled or expires, as determined by the committee.  Such dividend equivalents will be converted to cash or additional shares of common stock by such formula and at such time and subject to such limitations as may be determined by the committee. However, the committee may not grant dividend equivalents based on the dividends declared on shares of our common stock that are subject to an option or stock appreciation right and no dividend or dividend equivalents will be paid out with respect to any unvested incentive awards, the vesting of which is based on the achievement of performance objectives.

Term; Termination; Amendments. Unless terminated earlier, the plan will terminate at midnight on the day before the 10th anniversary of its approval by our stockholders.  Incentive awards outstanding at the time the plan is terminated may continue to be exercised, earned or become free of restriction, according to their terms. The Board of Directors may suspend or terminate the plan or any portion of the plan at any time. In addition to the committee’s authority to amend the plan with respect to participants resident outside of the United States or employed by a non-U.S. subsidiary, the Board of Directors may amend the plan from time to time in order that incentive awards under the plan will conform to any change in applicable laws or regulations or in any other respect that the Board of Directors may deem to be in our best interests; provided, however, that no amendments to the plan will be effective without stockholder approval, if it is required under Section 422 of the Internal Revenue Code or the rules of any applicable exchange or market on which our common stock may be traded or quoted), or if the amendment seeks to increase the number of shares reserved for issuance under the plan (other than as a result of a permitted adjustment upon certain corporate events, such as stock splits) or to modify the prohibitions on underwater option re-pricing discussed above. Termination, suspension or amendment of the plan will not adversely affect any outstanding incentive award without the consent of the affected participant, except for adjustments in the event of changes in our capitalization or a “change in control” of our company.

Transferability. In general, no right or interest in any incentive award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or otherwise encumbered. However, a participant is entitled to designate a beneficiary to receive an incentive award on such participant’s death, and in the event of such participant’s death, payment of any amounts due under the plan, will be made to, and exercise of any options or stock appreciation rights may be made by, such beneficiary. Additionally, upon a participant’s request, the committee may permit a participant to transfer all or a portion of a non-statutory option, other than for value, to certain of the participant’s family members or related family trusts, foundations or partnerships. Permitted transferees of non-statutory options will remain subject to all the terms and conditions of the incentive award applicable to the participant.

Material U.S. Federal Income Tax Consequences

The discussion below is a summary of the U.S. federal income tax consequences that may result in connection with participant’s participation in the plan and is based on current statutes, regulations and interpretations, all of which are subject to change, possibly with retroactive effect. The description does not include foreign, state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an insider (directors, executive officers or greater than 10 percent stockholders of our company).

Incentive Stock Options. In general, an eligible employee will not recognize federal taxable income upon the grant or the exercise of an incentive stock option, and we will not be entitled to an income tax deduction upon the grant or the exercise of an incentive stock option. For purposes of the alternative minimum tax, however, the eligible employee will be required to treat an amount equal to the difference between the fair market value of the common stock on the date of exercise over the exercise price as an item of adjustment in computing the eligible employee’s alternative minimum taxable income. If the eligible employee does not dispose of the common stock received pursuant to the exercise of the incentive stock option within two years after the date of the grant of the incentive stock option or within one year after the date of exercise of the incentive stock option, a subsequent disposition of the common stock generally will result in long-term capital gain or loss to such individual with respect to the difference between the amount realized on the disposition and the exercise price of the option. We will not be entitled to any income tax deduction as a result of such disposition.

If the eligible employee disposes of the common stock acquired upon exercise of the incentive stock option within two years after the date of the grant of the incentive stock option or within one year after the date of exercise of the incentive stock options, then in the year of such disposition, the eligible employee generally will recognize ordinary income, and we will be entitled to an income tax deduction in an amount equal to the lesser of: (1) the excess of the fair market value of the common stock on the date of exercise over the exercise price; or (2) the amount realized upon disposition over the exercise price. Any gain in excess of such amount recognized by the eligible employee as ordinary income will be taxed to the eligible employee as short-term or long-term capital gain (depending on the period of time the eligible employee held the common stock).

Non-Statutory Stock Options. An eligible employee, non-employee director or consultant will not recognize any federal taxable income upon the grant of a non-statutory stock option, and we will not be entitled to an income tax deduction at the time of such grant. Upon the exercise of a non-statutory stock option, the eligible employee, non-employee director or consultant generally will recognize ordinary income and we will be entitled to take an income tax deduction in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price. Upon a subsequent sale of the common stock by the eligible employee, non-employee director or consultant, he or she will recognize short-term or long-term capital gain or loss (depending on the period of time the eligible employee held the common stock).

Stock Appreciation Rights. An eligible employee, non-employee director or consultant will not recognize any federal taxable income upon the grant of a stock appreciation right, and we will not be entitled to an income tax deduction at the time of such grant. An eligible employee, non-employee director or consultant will recognize ordinary income for federal income tax purposes upon the exercise of a stock appreciation right under the plan for cash, common stock or a combination of cash and common stock, and the amount of income that the eligible employee, non-employee director or consultant will recognize will depend on the amount of cash, if any, and the fair market value of the common stock, if any, that he or she receives as a result of such exercise. We generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the eligible employee, non-employee director or consultant in the same taxable year in which the eligible employee, non-employee director or consultant recognizes such income.

Restricted Stock Awards. An eligible employee, non-employee director or consultant is not subject to any federal income tax when an award of restricted stock is made, nor are we entitled to an income tax deduction at such time, unless the restrictions on the common stock do not present a “substantial risk of forfeiture” or the stock is “transferable,” each within the meaning of Section 83 of the Internal Revenue Code. Common stock that is subject to a substantial risk of forfeiture within the meaning of Section 83 of the Internal Revenue Code is transferable within the meaning of that section if the transferee would not be subject to such risk of forfeiture after such transfer. In the year that the restricted stock is either no longer subject to a substantial risk of forfeiture or is transferable, the eligible employee, non-employee director or consultant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of common stock transferred to the eligible employee, non-employee director or consultant, generally determined on the date the restricted stock is no longer subject to a substantial risk of forfeiture, or is transferable, whichever comes first, over the amount, if any, paid for such shares.

Restricted Stock Unit Awards, Performance Awards and Stock Bonuses. Neither the participant nor our company incurs any federal income tax consequences as a result of the grant of a restricted stock unit award, performance award or stock bonus. Upon payment of a restricted stock unit award, performance award or stock bonus in cash, the participant will include the amount paid as ordinary income in the year the payment was received; if payment is made in stock, the participant will include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received.  In each case, we will receive a corresponding tax deduction (provided that the award is not otherwise subject to the limitations of Section 162(m) of the Internal Revenue Code), when the amount is included by the participant as ordinary income, or reported as taxable income of the participant by us, pursuant to applicable information reporting requirements. At the time of a subsequent sale or disposition of any shares of our common stock issued in connection with a restricted stock unit award, performance award or stock bonus, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date the shares were received.

Excise Tax on Parachute Payments. Parachute payments are payments to employees or independent contractors who also are officers, stockholders or highly compensated individuals that are contingent upon a change in ownership or control of our company. In certain circumstances the grant, vesting, acceleration or exercise of options or other incentive awards could be treated as contingent on a change in ownership or control for purposes of determining the amount of a parachute payment. In general, the amount of a parachute payment would be the cash or the fair market value of the property received (or to be received) less the amount paid for such property. All or a portion of that parachute payment may be considered an excess parachute payment. If an individual were found to have received an excess parachute payment, he or she would be subject to a special 20 percent excise tax on the amount of the excess parachute payments, and we would not be allowed to claim any deduction with respect to such payments.

Under the terms of the plan, unless otherwise provided in a separate agreement between a participant and us, if, with respect to a participant, the acceleration of the vesting of an incentive award or the payment of cash in exchange for all or part of an award, together with any other payments that such participant has the right to receive from us, would constitute a “parachute payment,” then the payments to such participant will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code.  Such reduction, however, will only be made if the aggregate amount of the payments after such reduction exceeds the difference between the amount of such payments absent such reduction minus the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments. If such provisions are applicable and if an employee will be subject to a 20 percent excise tax on any “excess parachute payment” pursuant to Section 4999 of the Code, we will be denied a deduction with respect to such excess parachute payment pursuant to Section 280G of the Code.

Section 409A. If an incentive award constitutes deferred compensation under Section 409A of the Code and the requirements of Section 409A of the Code are not satisfied in form or operation, the incentive award will become taxable (or if later, when it vests), subject to ordinary income taxes, plus a 20 percent penalty tax, and plus an additional tax equal to interest on the tax that would have been paid if the award had been taxable when first earned and vested.

New Plan Benefits

The benefits that will be awarded or paid under the 2015 Plan are not currently determinable. Awards granted under the 2015 Plan are within the discretion of the committee, and the committee has not determined future Awards or who might receive them.

Equity Compensation Plan Information as of December 31, 2015

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options (a)	Weighted Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	400,400	$0.98	2,099,600
Equity compensation plans not approved by security holders	17,478,716	$0.86	0
Total	17,876,116	$0.86	2,099,600

Board Recommendation

The Board of Directors unanimously recommends that stockholders vote “FOR” the Amendment to the 2015 Plan.

PROPOSAL NO. 6 — ADJOURNMENT OF ANNUAL MEETING, IF NECESSARY,
TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES
IN FAVOR OF PROPOSAL NO. 4

_________________________

Adjournment to Solicit Additional Proxies

If we fail to receive a sufficient number of votes to approve Proposal No. 4— Approval of an Amendment to Diffusion’s Certificate of Incorporation, as amended, to Effect the Reverse Stock Split, we may propose to adjourn the Annual Meeting for a period of not more than 30 days, for the purpose of soliciting additional proxies to approve Proposal No. 4. We currently do not intend to propose adjournment of the Annual Meeting if there are sufficient votes to approve Proposal No. 4.

Board Recommendation

The Board of Directors unanimously recommends that stockholders vote “FOR” Proposal No. 6 to adjourn the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 4.

CORPORATE GOVERNANCE

_________________________

Introduction

Our common stock is currently listed for quotation on the OTCQX marketplace of the OTC Markets Group under the symbol “DFFN.” The OTCQX does not require its listed companies to comply with certain corporate governance requirements. Therefore, the Board has adopted certain governance standards applicable under the Listing Rules of The NASDAQ Stock Market, including its standard of independence. This Amendment No. 1 includes descriptions of certain of these governance standards under the Listing Rules of The NASDAQ Stock Market for informational purposes.

As noted above, the Merger was completed on January 8, 2016 and, at the effective time, the directors and executive officers of the Company resigned and were replaced by the directors and executive officers of Diffusion LLC. For purposes of this Amendment No. 1, we refer to the pre-Merger Board and its Committees as the “RestorGenex Board of Directors” or the “RestorGenex Board.”

Corporate Governance Guidelines

In March 2015, the RestorGenex Board of Directors, upon recommendation of the RestorGenex Nominating and Corporate Governance Committee, adopted Corporate Governance Guidelines. A copy of these Corporate Governance Guidelines can be found on the Investor Relations—Corporate Governance section of our corporate website at www.diffusionpharma.com. Among the topics addressed in our Corporate Governance Guidelines are:

●Board size, composition and qualifications;

●Selection of directors;

●Board leadership;

●Board committees;

●Board and committee meetings;

●Executive sessions of outside directors;

●Meeting attendance by directors and non-directors;

●Appropriate information and access;

●Ability to retain advisors;

●Conflicts of interest and director independence;

●Board interaction with corporate constituencies;

●Stock ownership by directors and executive officers;

●Retirement and term limits;

●Retirement and resignation policy;

●Board compensation;

●Loans to directors and executive officers;

●Chief Executive Officer evaluation;

●Board and committee evaluations;

●Director continuing education;

●Succession planning;

●Related person transactions;

●Communication with directors

●Director attendance at annual meetings of stockholders; and

●Change of principal occupation and board memberships.

Director Independence

The Board has determined that three of our five current directors — Robert Adams, Mark T. Giles and Alan Levin — are “independent directors” under the Listing Rules of The NASDAQ Stock Market, which the Board has adopted as its standard of independence. The Listing Rules of The NASDAQ Stock Market provide a non-exclusive list of persons who are not considered independent. For example, under these rules, a director who is, or during the past three years was, employed by Diffusion or by any parent or subsidiary of Diffusion, other than prior employment as an interim chairman or chief executive officer, would not be considered independent. No director qualifies as independent unless the Board affirmatively determines that the director does not have a material relationship with the listed company that would interfere with the exercise of independent judgment. In making an affirmative determination that a director is an “independent director,” the Board reviewed and discussed information provided by these individuals and by us with regard to each of their business and personal activities as they may relate to us and our management.

Board Leadership Structure

The Board believes that our stockholders are best served if the Board retains the flexibility to adapt its leadership structure to applicable facts and circumstances, which necessarily change over time. Accordingly, under our Corporate Governance Guidelines, the office of Chairman of the Board and Chief Executive Officer may or may not be held by one person. The Board believes it is best not to have a fixed policy on this issue and that it should be free to make this determination based on what it believes is best under the circumstances.

Currently, David G. Kalergis serves as both the Chairman of the Board and as our Chief Executive Officer. The Board believes that it is currently in the best interests of the Company's stockholders to combine these offices as it promotes information flow between management and the Board, effective decision making and an alignment of corporate strategy. However, the Board strongly endorses the concept of an independent director being in a position of leadership for the rest of the outside directors.  Under our Corporate Governance Guidelines, if at any time the Chief Executive Officer and Chairman of the Board positions are held by the same person, the Board, upon recommendation of the Nominating and Corporate Governance Committee, will elect an independent director as a lead independent director. Mark T. Giles currently serves as our lead independent director.

Executive Sessions

At each regular meeting of the Board, our independent directors meet in executive session with no company management present during a portion of the meeting. Mr. Giles as our lead independent director presides over these executive sessions and serves as a liaison between the independent directors and our Chief Executive Officer.

Board Meetings and Attendance

The RestorGenex Board of Directors held 8 meetings during 2015. All of the directors on the RestorGenex Board during 2015 attended 75 percent or more of the aggregate meetings of the Board and all committees on which they served during 2015.

Board Committees

The Board has three standing committees:  Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each of these committees has the composition and responsibilities described below. The Board from time to time may establish other committees to facilitate the management of our company and may change the composition and the responsibilities of our existing committees. Each of our three standing committees has a charter which can be found on the Investor Relations—Corporate Governance section of our corporate website at www.diffusionpharma.com. Messrs. Adams, Giles and Levin currently serve as the members of all three of our standing committees. Mr. Adams is the chairman of the Compensation Committee, Mr. Giles is the chairman of the Nominating and Corporate Governance Committee and Mr. Levin is the chairman of the Audit Committee.

Audit Committee

Responsibilities.  The primary responsibilities of the Audit Committee include:

●

overseeing our accounting and financial reporting processes, systems of internal control over financial reporting and disclosure controls and procedures on behalf of the Board and reporting the results or findings of its oversight activities to the Board;

●

having sole authority to appoint, retain and oversee the work of our independent registered public accounting firm and establishing the compensation to be paid to the independent registered public accounting firm;

●

establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and/or or auditing matters and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

●

reviewing and pre-approving all audit services and permissible non-audit services to be performed for us by our independent registered public accounting firm as provided under the federal securities laws and rules and regulations of the SEC; and

●

overseeing our system to monitor and manage risk, and legal and ethical compliance programs, including the establishment and administration (including the grant of any waiver from) a written code of ethics applicable to each of our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

The Audit Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities.

Composition and Audit Committee Financial Expert. The current members of the Audit Committee are Messrs. Adams, Giles and Levin.  Mr. Levin is the chair of the Audit Committee.

Each current member of the Audit Committee qualifies as “independent” for purposes of membership on audit committees under the Listing Rules of The NASDAQ Stock Market and the rules and regulations of the SEC and is “financially literate” under the Listing Rules of The NASDAQ Stock Market. In addition, the Board has determined that Mr. Levin qualifies as an “audit committee financial expert” as defined by the rules and regulations of the SEC and meets the qualifications of “financial sophistication” under the Listing Rules of The NASDAQ Stock Market as a result of his experience in senior financial positions.  Stockholders should understand that these designations related to the Audit Committee members’ experience and understanding with respect to certain accounting and auditing matters are disclosure requirements of the SEC and The NASDAQ Stock Market and do not impose upon any of them any duties, obligations or liabilities that are greater than those generally imposed on a member of the Audit Committee or of the Board.

Meetings. The RestorGenex Audit Committee met 8 times during 2015.

Compensation Committee

The Audit Committee has established procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters, and the submission by our employees, on a confidential and anonymous basis, of concerns regarding questionable accounting or auditing matters. Our personnel with such concerns are encouraged to discuss their concerns with their supervisor first, who in turn will be responsible for informing our chief executive officer of any concerns raised. If an employee prefers not to discuss a particular matter with his or her own supervisor, the employee may instead discuss such matter with our chief executive officer. If an individual prefers not to discuss a matter with the chief executive officer or if the chief executive officer is unavailable and the matter is urgent, the individual is encouraged to contact the Chair of the Audit Committee, Alan Levin.

Compensation Committee

Responsibilities. The primary responsibilities of the Compensation Committee include:

●

determining the annual salaries, incentive compensation, long-term incentive compensation, special or supplemental benefits or perquisites and any and all other compensation applicable to our chief executive officer and other executive officers;

●

determining any revisions to corporate goals and objectives with respect to compensation for our chief executive officer and other executive officers and establishing and leading a process for the full Board to evaluate the performance of our chief executive officer and other executive officers in light of those goals and objectives;

●

administering our equity-based compensation plans, including determining specific grants of options and other awards for executive officers and other employees under our equity-based compensation plans;

●

reviewing and discussing with our chief executive officer and reporting periodically to the Board plans for executive officer development and corporate succession plans for the chief executive officer and other key executive officers and employees; and

●	establishing and leading a process for determination of the compensation applicable to the non-employee directors on the Board.

The Compensation Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities.

Composition. The current members of the Compensation Committee are Messrs. Adams, Giles and Levin.  Mr. Adams is the chair of the Compensation Committee. Each of the three current members of the Compensation Committee is an “independent director” under the Listing Rules of The NASDAQ Stock Market and a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

Meetings. The RestorGenex Compensation Committee met 3 times during 2015.

Processes and Procedures for Consideration and Determination of Executive Compensation. As mentioned above, the Compensation Committee has authority to determine all compensation applicable to our executive officers. In setting executive compensation for our executive officers, the Compensation Committee considers, among other things, the following primary factors: each executive’s position within the company and the level of responsibility; the ability of the executive to affect key business initiatives; the executive’s individual experience and qualifications; compensation paid to executives of comparable positions by companies similar to our company; company and individual performance; the executive’s current and historical compensation levels; recommendations of our chief executive officer and input from the Compensation Committee’s independent consulting firm, Radford.

In making decisions regarding the form and amount of compensation to be paid to our executive officers (other than our chief executive officer), the Compensation Committee considers and gives weight to the recommendations of our chief executive officer recognizing that due to his reporting and otherwise close relationship with each executive, the chief executive officer often is in a better position than the Compensation Committee to evaluate the performance of each executive (other than himself). In making decisions regarding the form and amount of compensation to be paid to our chief executive officer, the Compensation Committee considers the recommendation of the chief executive officer with respect to his own compensation and the Compensation Committee’s own assessment of the chief executive officer’s annual performance and input from other Board members. The Compensation Committee meets in executive session regularly and makes all executive compensation decisions without the presence of the chief executive officer or any executive or employee of our company.

The Compensation Committee has retained the services of Radford to provide advice with respect to executive compensation. Radford was engaged directly by the Compensation Committee and did not advise our management and only worked with management with the express permission of the Compensation Committee. Radford did not provide any services to our company other than those for which it was retained by the Compensation Committee. Radford’s engagement by the Compensation Committee includes reviewing and advising on all significant aspects of executive compensation. This includes base salaries, short-term cash incentives and long-term equity incentives for our executives, and cash compensation and long-term equity incentives for our non-employee directors. In so doing, at the request of the Compensation Committee, Radford recommended a peer group of companies, collected relevant market data from these companies to allow the Compensation Committee to compare elements of our executive compensation program to those of our peers and made other recommendations to the Compensation Committee regarding certain aspects of our executive compensation program. In making decisions regarding the form and amount of compensation to be paid to our executives, the Compensation Committee considers the information gathered by and recommendations of Radford.

Processes and Procedures for Consideration and Determination of Director Compensation. The Board has delegated to the Compensation Committee the responsibility, among other things, to establish and lead a process for determination of compensation payable to our non-employee directors. The Compensation Committee makes recommendations regarding compensation payable to our non-employee directors to the entire Board, which then makes the final decisions.

In making decisions regarding compensation to be paid to our directors, the Board considers the recommendations of Radford, but also other factors, such as its own views as to the form and amount of compensation to be paid, the current and anticipated time demands placed on directors and other factors that may be relevant.

Nominating and Corporate Governance Committee

Responsibilities. The primary responsibilities of the Nominating and Corporate Governance Committee are:

●	identifying individuals qualified to become Board members;

●	recommending director nominees for each annual meeting of our stockholders and director nominees to fill any vacancies that may occur between meetings of stockholders;

●

being aware of best practices in corporate governance and developing and recommending to the Board a set of corporate governance standards to govern the Board, its committees, our company and our employees in the conduct of our business and affairs; and

●	developing and overseeing a Board and Board committee evaluation process.

The Nominating and Corporate Governance Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities.

Composition. The current members of the Nominating and Corporate Governance Committee are Messrs. Adams, Giles and Levin. Mr. Giles is the chair of the Nominating and Corporate Governance Committee. Each of the three current members of the Nominating and Corporate Governance Committee is an “independent director” within the meaning of the Listing Rules of The NASDAQ Stock Market.

Meetings. The RestorGenex Nominating and Corporate Governance Committee met 2 times during 2015.

Director Nominations Process

In selecting nominees for the Board, the Nominating and Corporate Governance Committee first determines whether the incumbent directors are qualified to serve, and wish to continue to serve, on the Board. The Nominating and Corporate Governance Committee believes that our company and stockholders benefit from the continued service of qualified incumbent directors because those directors have familiarity with and insight into our company’s affairs that they have accumulated during their tenure with Diffusion. Appropriate continuity of Board membership also contributes to the Board’s ability to work as a collective body. Accordingly, it is the practice of the Nominating and Corporate Governance Committee, in general, to re-nominate an incumbent director at the upcoming annual meeting of stockholders if the director wishes to continue his or her service with the Board, the director continues to satisfy the Nominating and Corporate Governance Committee’s criteria for membership on the Board, the Nominating and Corporate Governance Committee believes the director continues to make important contributions to the Board, and there are no special, countervailing considerations against re-nomination of the director.

In identifying and evaluating new candidates for election to the Board, the Nominating and Corporate Governance Committee intends to first solicit recommendations for nominees from persons whom the Nominating and Corporate Governance Committee believes are likely to be familiar qualified candidates having the qualifications, skills and characteristics required for Board nominees from time to time.  Such persons may include members of the Board and senior management of Diffusion. In addition, the Nominating and Corporate Governance Committee may engage a search firm to assist it in identifying qualified candidates.  The Nominating and Corporate Governance Committee then intends to review and evaluate each candidate whom it believes merits serious consideration, taking into account available information concerning the candidate, any qualifications or criteria for Board membership established by the Nominating and Corporate Governance Committee, the existing composition of the Board and other factors that it deems relevant. In conducting its review and evaluation, the Nominating and Corporate Governance Committee may solicit the views of our management, other Board members and any other individuals it believes may have insight into a candidate. The Nominating and Corporate Governance Committee may designate one or more of its members and/or other Board members to interview any proposed candidate.

The Nominating and Corporate Governance Committee will consider recommendations for the nomination of directors submitted by our stockholders. The Nominating and Corporate Governance Committee will evaluate candidates recommended by stockholders in the same manner as those recommended as stated above.

There are no formal requirements or minimum qualifications that a candidate must meet in order for the Nominating and Corporate Governance Committee to recommend the candidate to the Board. The Nominating and Corporate Governance Committee believes that each nominee should be evaluated based on his or her merits as an individual, taking into account the needs of the Company and the Board. However, in evaluating candidates, there are a number of criteria that the Nominating and Corporate Governance Committee generally views as relevant and is likely to consider. Some of these factors include:

●	whether the candidate is an “independent director” under applicable independence tests under the federal securities laws and rules and regulations of the SEC;

●	whether the candidate is “financially sophisticated” and otherwise meets the requirements for serving as a member of an audit committee;

●	whether the candidate is an “audit committee financial expert” under the rules and regulations of the SEC;

●	the needs of the Company with respect to the particular talents and experience of our directors;

●	the personal and professional integrity and reputation of the candidate;

●	the candidate’s level of education and business experience;

●	the candidate’s business acumen;

●	the candidate’s level of understanding of our business and industry and other industries relevant to our business;

●	the candidate’s ability and willingness to devote adequate time to work of the Board and its committees;

●

the fit of the candidate’s skills and personality with those of other directors and potential directors in building a board of directors that is effective, collegial and responsive to the needs of our company;

●	whether the candidate possesses strategic thinking and a willingness to share ideas;

●	the candidate’s diversity of experiences, expertise and background; and

●	the candidate’s ability to represent the interests of all stockholders and not a particular interest group.

While we do not have a stand-alone diversity policy, in considering whether to recommend any director nominee, including candidates recommended by stockholders, the Nominating and Corporate Governance Committee will consider the factors above, including the candidate’s diversity of experiences, expertise and background. The Nominating and Corporate Governance Committee seeks nominees with a broad diversity of experience, expertise and backgrounds. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

Board Oversight of Risk

The Board as a whole has responsibility for risk oversight, with more in-depth reviews of certain areas of risk being conducted by the relevant Board committees that report on their deliberations to the full Board. The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide information to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. The areas of risk that we focus on include regulatory, operational, financial (accounting, credit, liquidity and tax), legal, compensation, competitive, health, safety and environment, economic, political and reputational risks.

The standing committees of the Board oversee risks associated with their respective principal areas of focus. The Audit Committee’s role includes a particular focus on the qualitative aspects of financial reporting to stockholders, on our processes for the management of business and financial risk, our financial reporting obligations and for compliance with significant applicable legal, ethical and regulatory requirements. The Audit Committee, along with management, is also responsible for developing and participating in a process for review of important financial and operating topics that present potential significant risk to our company. The Compensation Committee is responsible for overseeing risks and exposures associated with our compensation programs and arrangements, including our executive and director compensation programs and arrangements, and management succession planning. The Nominating and Corporate Governance Committee oversees risks relating to our corporate governance matters and policies and director succession planning.

We recognize that a fundamental part of risk management is understanding not only the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for our company. The involvement of the full Board in setting our business strategy is a key part of the Board’s assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for our company.

We believe our current Board leadership structure is appropriate and helps ensure proper risk oversight for our company for a number of reasons, including: (1) general risk oversight by the full Board in connection with its role in reviewing our key long-term and short-term business strategies and monitoring on an on-going basis the implementation of our key business strategies; (2) more detailed oversight by our standing Board committees that are currently comprised of and chaired by our independent directors and (3) the focus of our Chairman of the Board on allocating appropriate Board agenda time for discussion regarding the implementation of our key business strategies and specifically risk management.

Code of Business Conduct and Ethics

Our Code of Business Conduct and Ethics applies to all of our directors, executive officers, including our Chief Executive Officer and our Senior Vice President – Finance, Treasurer and Secretary, and other employees, and meets the requirements of the SEC. A copy of our Code of Business Conduct and Ethics will be available on the Investor Relations—Corporate Governance—Code of Business Conduct and Ethics section of our corporate website at www.diffusionpharma.com.

Audit Committee Report

This report is furnished by the Audit Committee of the Board of Directors with respect to our financial statements for the year ended December 31, 2015.

One of the purposes of the Audit Committee is to oversee our accounting and financial reporting processes and the audit of our annual financial statements. Our management is responsible for the preparation and presentation of complete and accurate financial statements. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on their audit.

In performing its oversight role, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2015 with our management.  Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with Deloitte, our independent registered public accounting firm for the year ended December 31, 2015, the matters required to be discussed under Public Company Accounting Oversight Board standards. The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding communications with audit committees concerning independence. The Audit Committee has discussed with Deloitte its independence and concluded that the independent registered public accounting firm is independent from our company and our management.

Based on the review and discussions of the Audit Committee described above, the Audit Committee recommended to the Board that our audited financial statements for the year ended December 31, 2015 be included in our annual report on Form 10-K for the year ended December 31, 2015 for filing with the Securities and Exchange Commission.

This report is dated as of March 25, 2016.

Audit Committee

Alan Levin, Chair

Robert Adams

Mark T. Giles

Complaint Procedures

The Audit Committee has established procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters, and the submission by our employees, on a confidential and anonymous basis, of concerns regarding questionable accounting or auditing matters. Our personnel with such concerns are encouraged to discuss their concerns with their supervisor first, who in turn will be responsible for informing our chief executive officer of any concerns raised. If an employee prefers not to discuss a particular matter with his or her own supervisor, the employee may instead discuss such matter with our chief executive officer. If an individual prefers not to discuss a matter with the chief executive officer or if the chief executive officer is unavailable and the matter is urgent, the individual is encouraged to contact the Chair of the Audit Committee, Alan Levin.

Policy Regarding Director Attendance at Annual Meetings of Stockholders

It is the policy of the Board that directors standing for re-election should attend our annual meeting of stockholders, if their schedules permit.

Process Regarding Stockholder Communications with Board of Directors

Stockholders may communicate with the Board or any one particular director by sending correspondence, addressed to our Corporate Secretary, Diffusion Pharmaceuticals Inc., 2020 Avon Court, Suite 4, Charlottesville, Virginia 22902, with an instruction to forward the communication to the Board or one or more particular directors. Our Corporate Secretary will forward promptly all such stockholder communications to the Board of Directors or the one or more particular directors, with the exception of any advertisements, solicitations for periodical or other subscriptions and other similar communications.

DIRECTOR COMPENSATION

_________________________

Overview of Director Compensation Program

As the Merger was not completed until January 8, 2016, the following discussion of director compensation relates to the RestorGenex Board during the year ended December 31, 2015. The Board is currently considering what changes, if any, will be made to the Company’s director compensation policies for the year ending December 31, 2016.

As described in more detail under the heading “The Board, Its Committees and Corporate Governance—Compensation Committee—Responsibilities,” the Board has delegated to the Compensation Committee the responsibility, among other things, to establish and lead a process for the determination of compensation payable to our non-employee directors. The Compensation Committee makes recommendations regarding compensation payable to our non-employee directors to the entire Board, which then makes final decisions regarding such compensation.

The principal elements of our director compensation program for 2015 included:

●	cash compensation in the form of annual cash retainers; and

●	long-term equity-based incentive compensation, in the form of stock options.

We do not compensate our employee directors separately for serving on the Board.

Cash Compensation

The cash compensation paid to the RestorGenex Board for 2015 consisted of the following described annual Board and Board committee cash retainers.

Description	Annual Cash Retainer
Board Member (other than Chairman)	$35,000
Chairman of the Board	50,000
Audit Committee Chair	15,000
Compensation Committee Chair	10,000
Nominating and Corporate Governance Committee Chair	7,500
Audit Committee Member (other than Chair)	7,500
Compensation Committee Member (other than Chair)	5,000
Nominating and Corporate Governance Committee Member (other than Chair)	3,750

The annual cash retainers are paid on a quarterly basis in arrears at the end of each calendar quarter. For example, the retainers paid at the end of the first calendar quarter are for the period from January 1 through March 31.

Long-Term Equity-Based Incentive Compensation

In addition to cash compensation, our non-employee directors receive long-term equity-based incentive compensation in the form of options to purchase shares of our common stock. The options have a ten-year term and an exercise price equal to the fair market value of our common stock on the grant date. The options granted to our non-employee directors were originally scheduled to vest quarterly over three years. See note 1 to the Director Compensation Table under the heading “—Summary Director Compensation Table for Fiscal 2015” for a summary of all options granted to our non-employee directors during the year ended December 31, 2015. See note 2 to the Director Compensation Table under the heading “—Summary Director Compensation Table for Fiscal 2015” for a summary of all options to purchase shares of our common stock held by our non-employee directors as of December 31, 2015. The vesting of all options held by our directors as of immediately prior to the Effective Time vested in full upon the completion of the Merger.

Indemnification Agreements

We entered into agreements with all of the members of the RestorGenex Board, as well as our current directors, under which we are required to indemnify them against expenses, judgments, penalties, fines, settlements and other amounts actually and reasonably incurred, including expenses of a derivative action, in connection with an actual or threatened proceeding if any of them may be made a party because he or she is or was one of our directors. We will be obligated to pay these amounts only if the director acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to our best interests.  With respect to any criminal proceeding, we will be obligated to pay these amounts only if the director had no reasonable cause to believe his or her conduct was unlawful. The indemnification agreements also set forth procedures that will apply in the event of a claim for indemnification.

Summary Director Compensation Table for Fiscal 2015

The table below provides summary information concerning the compensation of each individual who served as a director of the Company during the year ended December 31, 2015, other than Stephen M. Simes, our former Chief Executive Officer, Jerold Rubinstein, our former Chairman of the Board and Chief Executive Officer, David Sherris, Ph.D., our former Chief Scientific Officer, and Yael Schwartz, Ph.D., our former Executive Vice President of Preclinical Development.

DIRECTOR COMPENSATION - 2015

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	All Other Compensation ($)(3)	Total ($)
Sol J. Barer, Ph.D.	$58,750	$0	$0	$58,750
Isaac Blech	55,000	0	0	55,000
Rex Bright	56,563	0	0	56,563
Nelson K. Stacks	56,250	0	0	56,250

________________________

(1)	There were no stock options awarded to our directors during 2015.

(2)

The table below provides information regarding the aggregate number of options to purchase shares of common stock outstanding at December 31, 2015 and held by each of the directors listed in the table. All stock options outstanding were subject to accelerated vesting and are fully exercisable pursuant to the Merger and the chart below reflects this:

Name	Aggregate Number of Securities Underlying Options	Exercisable/ Unexercisable	Range of Exercise Price(s)			Range of Expiration Date(s)
Sol J. Barer, Ph.D.	158,170	81,992/76,178	$3.00	–	3.92	01/06/24	–	07/23/24
Isaac Blech	104,890	53,899/50,991	3.00	–	3.92	01/06/24	–	07/23/24
Rex Bright	78,815	40,886/37,929	3.00	–	3.92	01/06/24	–	07/23/24
Nelson K. Stacks	78,815	40,886/37,929	3.00	–	3.92	02/04/24	–	07/23/24

(3)	We did not provide perquisites or other personal benefits to our directors during the year ended December 31, 2015.

EXECUTIVE COMPENSATION

_________________________

Merger with Diffusion Pharmaceuticals LLC

As the Merger was not completed until January 8, 2016, the following discussion of executive compensation relates to our pre-Merger named executive officers during the year ended December 31, 2015, Stephen M. Simes, Philip B. Donenberg and Mark A. Weinberg, M.D., and the decisions and considerations of the RestorGenex Compensation Committee. Unless the context otherwise requires, all references in this “Executive Compensation” section refer to the RestorGenex Compensation Committee. Our current Board, including the Compensation Committee thereof, is currently considering what changes, if any, will be made to the Company’s executive compensation policies for the year ending December 31, 2016.

Summary Compensation Table for Fiscal 2015

The table below provides summary compensation information concerning all compensation awarded to, earned by or paid to the individuals that served as our principal executive officer during the year ended December 31, 2015 and our two most highly compensated executive officers other than our principal executive officer during 2015.

SUMMARY COMPENSATION TABLE — 2015

Name and Principal Position	Year	Salary	Bonus	Option Awards	All Other Compensation(1)	Total
Stephen M. Simes	2015	$425,000	$0	$0	$8,571	$433,571
Former Chief Executive Officer	2014	349,808	212,500	489,647	0	1,051,955

Phillip B. Donenberg	2015	335,000	0	0	6,732	341,732
Former Chief Financial Officer and Corporate Secretary	2014	200,571	87,100	270,423	0	558,094

Mark A. Weinberg, M.D.	2015	357,000	0	0	1,787	358,787
Former Senior Vice President, Clinical Development	2014	146,462	74,435	213,390	0	434,287

________________________

(1)

All Other Compensation represents 401(k) Plan matching contributions by RestorGenex. We did not provide perquisites or other personal benefits other than a 401(k) matching contribution to our principal executive officers during the year ended December 31, 2015.

Employment and Other Agreements

Stephen M. Simes, Chief Executive Officer. On March 5, 2014, we entered into an executive employment agreement with Stephen M. Simes pursuant to which he served as our Chief Executive Officer. The initial term of the agreement was three years, subject to extension as provided therein.  Mr. Simes was entitled to an annual base salary of $425,000 with at least annual review and base salary increases as approved by the Board or Compensation Committee. Mr. Simes had the opportunity to earn a target annual bonus of 60 percent of base salary based upon achievement of performance objectives set by the Board or Compensation Committee after consultation with Mr. Simes, with the potential to earn a higher bonus for above target performance.  Upon commencement of his employment, Mr. Simes received an initial grant of options to purchase 500,000 shares at an exercise price of $2.50 per share, which option vested quarterly. On July 24, 2014, Mr. Simes received a grant of options to purchase 542,975 shares at an exercise price of $3.92 per share, which option vested quarterly. The employment agreement contains certain severance and change of control provisions as described in more detail under the heading “—Post-Termination Severance and Change in Control Arrangements.” The employment agreement contained a clawback provision for certain performance-based compensation if a financial restatement occurs under certain circumstances. The employment agreement also contained customary confidentiality, assignment of inventions and non-solicitation provisions.

Effective immediately prior to the Merger on January 8, 2016, Mr. Simes resigned as our Chief Executive Officer.

Phillip B. Donenberg, Chief Financial Officer. On May 27, 2014, we entered into an executive employment agreement with Phillip B. Donenberg pursuant to which he served as our Chief Financial Officer. The initial term of the agreement was three years, subject to extension as provided therein. Mr. Donenberg was entitled to an annual base salary of $335,000 with at least annual review and base salary increases as approved by the Board or Compensation Committee. Mr. Donenberg had the opportunity to earn a target annual bonus of 45 percent of base salary based upon achievement of performance objectives set by the Board or Compensation Committee after consultation with Mr. Donenberg, with the potential to earn a higher bonus for above target performance. Upon commencement of his employment, Mr. Donenberg received an initial grant of options to purchase 250,000 shares at an exercise price of $4.00 per share, which option vested quarterly.  On July 24, 2014, Mr. Donenberg received a grant of options to purchase 271,475 shares at an exercise price of $3.92 per share, which option vested quarterly. The employment agreement contains certain severance and change of control provisions as described in more detail under the heading “—Post-Termination Severance and Change in Control Arrangements.” The employment agreement contained a clawback provision for certain performance-based compensation if a financial restatement occurs under certain circumstances.  The employment agreement also contained customary confidentiality, assignment of inventions and non-solicitation provisions.

Effective immediately prior to the Merger on January 8, 2016, Mr. Donenberg resigned as our Chief Financial Officer.

Mark A. Weinberg, M.D., Senior Vice President, Clinical Development. On August 4, 2014, we entered into an executive employment agreement with Mark A. Weinberg, M.D. pursuant to which he served as our Senior Vice President, Clinical Development.  The initial term of the agreement was one year, subject to extension as provided therein. Dr. Weinberg was entitled to an annual base salary of $357,000 with at least annual review and base salary increases as approved by the Board or Compensation Committee. Dr. Weinberg had the opportunity to earn a target annual bonus of 50 percent of base salary based upon achievement of performance objectives set by the Board or Compensation Committee after consultation with Dr. Weinberg, with the potential to earn a higher bonus for above target performance. Upon commencement of his employment, Dr. Weinberg received a grant of options to purchase 521,475 shares at an exercise price of $3.90 per share, which option vested quarterly. The employment agreement contained certain severance and change of control provisions as described in more detail under the heading “—Post-Termination Severance and Change in Control Arrangements.” The employment agreement contained a clawback provision for certain performance-based compensation if a financial restatement occurs under certain circumstances.  The employment agreement also contained customary confidentiality, assignment of inventions and non-solicitation provisions.

Effective immediately prior to the Merger on January 8, 2016, Dr. Weinberg resigned as our Senior Vice President, Clinical Development.

Indemnification Agreements

We entered into agreements with all of our former named executive officers named in this Amendment No. 1 under which we are required to indemnify them against expenses, judgments, penalties, fines, settlements and other amounts actually and reasonably incurred, including expenses of a derivative action, in connection with an actual or threatened proceeding if any of them may be made a party because he or she is or was one of our executive officers. We will be obligated to pay these amounts only if the executive officer acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to our best interests.  With respect to any criminal proceeding, we will be obligated to pay these amounts only if the executive officer had no reasonable cause to believe his or her conduct was unlawful. The indemnification agreements also set forth procedures that will apply in the event of a claim for indemnification.

Outstanding Equity Awards at Fiscal Year End

The table below provides information regarding unexercised stock option awards held by each of our named executive officers that remained outstanding at December 31, 2015. We did not have any equity incentive plan awards or stock awards, each within the meaning of the SEC rules, outstanding at December 31, 2015.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END - 2015

		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Vested	Number of Securities Underlying Unexercised Options (#) Unvested	Option Exercise Price ($)	Option Expiration Date
Stephen M. Simes	03/05/2014	333,333	166,667	$2.50	03/04/2024
	07/24/2014	271,488	271,487	3.92	07/23/2024

Phillip B. Donenberg	05/27/2014	145,833	104,167	4.00	05/26/2024
	07/24/2014	135,738	135,737	3.92	07/23/2024

Mark A. Weinberg, M.D.	08/04/2014	260,738	260,737	3.90	08/03/2024

________________________

In connection with the change of control that took place upon the completion of the Merger, all of the awards set forth in the table above vested in full.

Post-Termination Severance and Change in Control Arrangements

As described under the heading “—Employment and Other Agreements,” we entered into employment agreements with our former executive officers that provided for certain severance and change of control benefits.  Under these agreements, if an executive’s employment was terminated by us other than for “cause,” or by the executive for “good reason,” in addition to any accrued but unpaid salary and benefits through the date of termination, the executive would be entitled to a severance cash payment from us in an amount equal to the number of months of base salary set forth in the table below, and in the case of certain executives, a pro rata portion of the executive’s target annual bonus.  In addition, the executives will be entitled to reimbursements for COBRA (Consolidated Omnibus Budget Reconciliation Act of 1985, as amended) continuation coverage for up to the number of months set forth in the table below:

Name	Number of Months Base Salary as Severance	Pro Rata Portion of Target Annual Bonus?	Maximum Number of Months COBRA Reimbursement
Stephen M. Simes	12	Yes	12
Phillip B. Donenberg	12	Yes	12
Mark A. Weinberg, M.D.	12	No	12

The receipt of severance benefits is dependent upon the executive executing and delivering a release of claims to us.

Under the employment agreements, “cause” was generally defined as (i) the executive’s failure to substantially perform the fundamental duties and responsibilities associated with executive’s position, including executive’s failure or refusal to carry out reasonable instructions; (ii) the executive’s material breach of any material written company policy; (iii) the executive’s gross misconduct in the performance of his or her duties for the company; (iv) the executive’s material breach of the terms of his or her employment agreement; (v) the executive’s conviction of any fraudulent or felony criminal offense or any other criminal offense which reflects adversely on the us or reflects conduct or character that the Board reasonably concludes is inconsistent with continued employment; or (vi) the executive’s conviction of any criminal conduct that is a “statutory disqualifying event” (as defined under federal securities laws, rules and regulations).  “Good reason” generally means any of the following actions taken by us or a successor corporation or entity without the executive’s consent: (i) material reduction of the executive’s base compensation; (ii) material reduction in the executive’s title, authority, duties or responsibilities; (iii) failure or refusal of a successor to our company to materially assume our obligations under the employment agreement in the event of a change in control; (iv) relocation of the executive’s job site that results in an increase in the executive’s one-way driving distance by more than 50 miles from the executive’s then-current principal residence; or (v) any other material breach by us of the employment agreement.

Change of Control

In addition, under the terms of the stock option agreements with our executives, if a change in control occurred, options held by our executives will become immediately vested and exercisable immediately prior to (but conditioned upon completion of) the change in control and remain exercisable through their expiration date.  Alternatively, the Board could cash out the options.

In addition, under the terms of their employment agreements, if Mr. Simes, Mr. Donenberg or Dr. Weinberg terminated his employment for good reason or is involuntarily terminated other than for cause within 12 months of a change in control or prior to a change in control if the termination of his employment was either a condition of the change in control at the request or insistence of a person related to the change in control, then such executive would receive a higher severance payment than outside the context of a change in control. For Mr. Simes and Mr. Donenberg, the severance payment would equal 24 months of base salary plus two times the pro rata portion of the executive’s target annual bonus.  For Dr. Weinberg, the severance payment would equal 18 months of base salary.

For purposes of the stock option agreements and employment agreements, a “change in control” means the occurrence of any one or more of the following, subject to certain exceptions: (i) the accumulation (if over time, in any consecutive 12 month period), whether directly, indirectly, beneficially or of record, by any individual, entity or group of 50.1 percent or more of the shares of our outstanding common stock, whether by merger, consolidation, sale or other transfer of shares of our common stock (other than a merger or consolidation where our stockholders prior to the merger or consolidation are the holders of a majority of the voting securities of the entity that survives such merger or consolidation), (ii) a sale of all or substantially all of our assets or (iii) during any period of 12 consecutive months, the individuals who, at the beginning of such period, constitute the Board, and any new director whose election by the Board or nomination for election by our stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the 12-month period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board.

The completion of the Merger constituted a change of control of the Company and, in connection with the completion of the Merger and their resignation in connection therewith, Mr. Simes, Mr. Donenberg and Dr. Weinberg received the severance benefits described above due to them in connection with a change of control pursuant to their respective employment agreements, and their respective outstanding equity awards vested in full as described above.

RELATED PERSON RELATIONSHIPS AND TRANSACTIONS

_________________________

Overview

The following is a summary of certain transactions that have occurred since January 1, 2014 to which we were or are a participant, including any transaction in which:

●	the amounts involved exceeded one percent of the average of our total assets; and

●

a related person (including any current director, executive officer, holder of more than five percent of our outstanding shares of common stock or any member of their immediate family) had or will have a direct or indirect material interest, other than compensation arrangements.

Convertible Notes

During 2014 and 2015, certain of our current directors, executive officers and five-percent stockholders purchased Diffusion Convertible Notes on the terms offered to other investors in the principal amounts set forth opposite their name below. In addition, prior to the completion of the Merger, in December 2015, the directors, executive officers and five-percent stockholders converted their Diffusion Convertible Notes into the number of Diffusion Units set forth below.

Director / Officer / > 5% Holder	Aggregate Principal Amount of Notes Converted	Aggregate Number of Units Received Upon Conversion	Aggregate Number of Shares of Common Stock Received for Such Units in the Merger
David G. Kalergis	$100,000	104,723	382,517
Robert Adams	211,000	168,749	616,382
Mark T. Giles	1,450,003	1,569,269	5,732,002
Alan Levin	35,000	17,505	63,939
Thomas Byrne	191,000	161,056	588,282
David R. Jones	100,000	104,734	382,557
Richard Baxter Gilliam	4,300,003	3,746,315	13,684,007
Michael S. & Ellen A. Geismar	1,857,233	1,475,327	5,388,864

Merger with Diffusion LLC

On January 8, 2016, in connection with the Merger, the Diffusion Units (and any securities convertible or exchangeable for Diffusion Units) held by each of our directors, executive officers and five-percent stockholders were converted into shares of Common Stock as set forth below pursuant to the terms of the Merger Agreement. The amounts shown include all Diffusion Units and Common Stock beneficially owned by each individual as described under the heading, “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and certain of our directors, executive officers and five-percent stockholders disclaim beneficial ownership of certain of the shares listed below as set forth in the footnotes to the table under such heading.

Director / Officer / > 5% Holder	Diffusion Units Tendered	Options to purchase Diffusion Units Tendered	Shares of Common Stock Received	Options to purchase Common Stock Received
David G. Kalergis	351,722	541,782	1,284,722	1,978,940
John L. Gainer	1,020,000	452,006	3,725,711	1,651,017
Robert Adams	147,694	276,000	539,477	1,008,130
Mark T. Giles	1,735,836	252,000	6,340,415	920,466
Alan Levin	67,905	175,600	248,032	641,405
Thomas Byrne	381,056	439,000	1,391,867	1,603,510
David R. Jones	104,734	370,000	382,557	1,351,482
Ben L. Shealy	0	290,000	0	1,059,268
Richard Baxter Gilliam	3,900,817	0	14,248,350	0
Michael S. & Ellen A. Geismar	1,512,361	0	5,524,137	0

Jones Consulting Agreement

During 2015, Diffusion LLC was party to a consulting agreement with David R. Jones pursuant to which Dr. Jones served as Diffusion LLC’s Chief Medical Officer on a consulting basis. The agreement provided for bi-weekly payments to Dr. Jones of $4,000 and was subsequently modified to bi-weekly payments of $3,000, as well as a grant of an option to purchase 370,000 Diffusion Units, which upon exercise will convert into 1,351,483 shares of Common Stock in connection with the Merger. Pursuant to the agreement, Dr. Jones also agreed to customary invention assignment and confidentiality restrictive covenants. The consulting agreement expired pursuant to its terms on September 14, 2015, and Dr. Jones currently serves as the Company’s Chief Medical Officer on an at-will basis.

OTHER MATTERS

_________________________

Stockholder Proposals for 2016 Annual Meeting

Pursuant to our Amended and Restated Bylaws, stockholder proposals intended to be presented in our proxy materials relating to our next annual meeting of stockholders must be received by us on or before March __, 2017 but not earlier than February __, 2017, unless the date of the meeting is changed by more than 30 calendar days from the date of the annual meeting of stockholders for 2016, and must satisfy the requirements of the proxy rules promulgated by the SEC.

Any other stockholder proposals to be presented at our next annual meeting of stockholders must be given in writing to our Corporate Secretary and received at our principal executive offices on or before February __, 2017, which is the date that is 120 calendar days before the date this proxy statement is being released to our shareholders in connection with the Annual Meeting; provided, however, that in the event that the annual meeting of stockholders is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting of stockholders, notice by the stockholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting of stockholders was mailed or such public disclosure of the date of the annual meeting of stockholders was made, whichever first occurs. The proposal must contain specific information required by our Amended and Restated Bylaws, a copy of which may be obtained by writing to our Corporate Secretary or accessing the SEC’s EDGAR filing database at www.sec.gov. If a proposal is not timely and properly made in accordance with the procedures set forth in our Amended and Restated Bylaws, it will be defective and may not be brought before the meeting. If the proposal nonetheless is brought before the meeting and the Chair of the meeting does not exercise the power and duty to declare the proposal defective, the persons named in the proxy may use their discretionary voting with respect to the proposal.

Director Nominations for 2017 Annual Meeting

In accordance with procedures set forth in our Amended and Restated Bylaws, our stockholders may propose nominees for election to the Board of Directors only after providing timely written notice to our Corporate Secretary. To be timely, a stockholder’s notice to our Corporate Secretary must be delivered to or mailed and received at our principal executive offices on or before March __, 2017 but not earlier than February __, 2017; provided, however, that in the event that the annual meeting of stockholders is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting of stockholders, notice by the stockholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting of stockholders was mailed or such public disclosure of the date of the annual meeting of stockholders was made, whichever first occurs.

The notice must set forth, among other things:

●	the nominee’s name, age, business address and residence address;

●	the nominee’s principal occupation or employment;

●	the class and number of shares of our capital stock which are beneficially owned by the nominee; and

●	any other information concerning the nominee required under the rules of the SEC in a proxy statement soliciting proxies for the election of directors.

Submissions must be made by mail, courier or personal delivery.  E-mailed submissions will not be considered.  The Nominating and Corporate Governance Committee will consider only those stockholder recommendations whose submissions comply with these procedural requirements.  The Nominating and Corporate Governance Committee will evaluate candidates recommended by stockholders in the same manner as those recommended by others.

Annual Report

We have sent or made available electronically to each of our stockholders a copy of our annual report on Form 10-K (without exhibits) for the year ended December 31, 2015. The exhibits to our Form 10-K are available by accessing the SEC’s EDGAR filing database at www.sec.gov. We will furnish a copy of any exhibit to our Form 10-K upon receipt from any such person of a written request for such exhibits upon the payment of our reasonable expenses in furnishing the exhibits. This request should be sent to: Diffusion Pharmaceuticals Inc., 2020 Avon Court, Suite 4, Charlottesville, Virginia 22902, Attn:  Stockholder Information.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report to stockholders may have been sent to multiple stockholders in each household. We will deliver promptly a separate copy of either document to any stockholder upon written or oral request to our Investor Relations Department, Diffusion Pharmaceuticals Inc., 2020 Avon Court, Suite 4, Charlottesville, Virginia 22902, telephone: (434) 220-0718. Any stockholder who wants to receive separate copies of our proxy statement or annual report to stockholders in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the above address and phone number.

Cost and Method of Solicitation

In addition to solicitation by mail, our directors, officers, employees and agents may solicit proxies from our stockholders by personal interview, telephone, telegram or other electronic means. Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries who are record holders of our common stock for the forwarding of solicitation materials to the beneficial owners of our common stock. We will reimburse these brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of solicitation materials.

_________________________

Your vote is important. Whether or not you plan to attend the Annual Meeting, please exercise your right to vote as soon as possible by completing, signing, dating and returning your proxy card or by using Internet or telephone voting as described on the proxy card or Notice Regarding the Availability of Proxy Materials.

By Order of the Board of Directors,

David G. Kalergis
Chief Executive Officer

June __, 2016
Charlottesville, Virginia

Appendix A

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION (AS AMENDED)
OF
DIFFUSION PHARMACEUTICALS INC.

        DIFFUSION PHARMACEUTICALS INC., a corporation incorporated and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation") does hereby certify:

FIRST: That, at a meeting of the Board of Directors of the Corporation (the “Board of Directors”) on May 11, 2016, a resolution was duly adopted setting forth a proposed amendment to the Certificate of Incorporation (as amended) of the Corporation in the form set forth below (the "Amendment"), declaring said Amendment to be advisable and calling for consideration of said proposed Amendment by the stockholders of the Corporation.

"RESOLVED, that the Certificate of Incorporation (as amended) of the Corporation shall be amended by adding at the end of subsection A of Article IV thereof the following: “Effective upon the effective time of this Certificate of Amendment of the Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), each ___ shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without the necessity of any further action, be changed, reclassified and combined into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall have that rounded up to one additional whole share. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional shares as described above."

SECOND: Thereafter, pursuant to the resolution of the Board of Directors, the proposed Amendment was approved by the stockholders of the Corporation at the annual meeting of stockholders on                         , 2016.

THIRD: That the Amendment was duly adopted in accordance with the provisions of Sections 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Certificate of Incorporation of the Corporation (as amended) to be executed by David G. Kalergis, its President and Chief Executive Officer, on this                day of                        , 2016.

DIFFUSION PHARMACEUTICALS INC.
By:
	Name:	David G. Kalergis
	Title:	President and Chief Executive Officer

Appendix B

AMENDMENT No. 1

TO THE Diffusion Pharmaceuticals Inc.

2015 EQUITY incentive Plan

This AMENDMENT NO. 1 TO THE DIFFUSION PHARMACEUTICALS INC. 2015 EQUITY INCENTIVE PLAN (this “Amendment”) is made as of May __, 2016.

Pursuant to Section 19.1 of the Diffusion Pharmaceuticals Inc. 2015 Equity Incentive Plan (the “Plan”), the Plan is hereby amended as follows:

1.     Effective upon the approval of the holders of at least a majority of the outstanding shares of stock of Diffusion Pharmaceuticals Inc. (the “Company”) entitled to vote at the Company’s Annual Meeting of Stockholders on June 28, 2016, Section 4.1 of the Plan is hereby deleted and replaced in its entirety by the following:

“4.1. Maximum Number of Shares Available; Certain Restrictions on Awards.  Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be the sum of:

(a) 5,000,000 (the “Base Amount), provided, however, that on January 1, 2017 and each January 1 thereafter prior to the termination of the Plan, the Base Amount shall be increased by (x) 4.0% of the number of shares of Common Stock outstanding as of the December 31 immediately preceding such January 1 or (y) such lesser number of shares as the Committee may determine in its sole discretion;

(b)  the number of shares issued or Incentive Awards granted under the Plan in connection with the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a condition of the Company and/or any Subsidiary(ies) acquiring, merging or consolidating with another entity; and

(c)  the number of shares that are unallocated and available for grant under a stock plan assumed by the Company or any Subsidiary(ies) in connection with the merger, consolidation, or acquisition of another entity by the Company and/or any of its Subsidiaries, based on the applicable exchange ratio and other transaction terms, but only to the extent that such shares may be utilized by the Company or its Subsidiaries following the transaction pursuant to the rules or regulations of any applicable exchange or market on which the Company’s Common Stock may be traded or quoted.

The shares available for issuance under the Plan may, at the election of the Committee, be either treasury shares or shares authorized but unissued, and, if treasury shares are used, all references in the Plan to the issuance of shares will, for corporate law purposes, be deemed to mean the transfer of shares from treasury.

Notwithstanding any other provisions of the Plan to the contrary, (i) no more than 2,500,000 shares of Common Stock may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan; and (ii)  no Participant may be granted Incentive Awards covering more than 2,500,000 shares of Common Stock during any one calendar year.   All of the foregoing share limits are subject, in each case, to adjustment as provided in Section 4.3 of the Plan.  Incentive Stock Options issued as a result of the Company’s assumption or substitution of like awards issued by any acquired, merged or consolidated entity pursuant to applicable provisions of the Code will not count towards the limit in clause (i). Incentive Awards issued as a result of the Company’s assumption or substitution of like awards issued by any acquired, merged or consolidated entity will not count towards the limit in clause (ii).

The maximum aggregate number of shares of Common Stock subject to Incentive Awards that may be granted to any one Director who is not an Employee in any one calendar year may not exceed 275,000; provided, that such limit shall not apply to any election of a Director to receive shares of Common Stock in lieu of all or a portion of any annual Board, chair and other retainers and any meeting fees otherwise payable in cash.”

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Except as specifically provided in and modified by this Amendment, all of the terms and conditions of the Plan are hereby ratified and confirmed, and all references to the Plan shall be deemed to refer to the Plan as modified by this Amendment.

IN WITNESS WHEREOF, the Company has caused this Amendment to the Plan to be executed by its duly authorized officers this __th day of May, 2016.

DIFFUSION PHARMACEUTICALS INC.

By:
Name:
Title:

2

Appendix C

DIFFUSION PHARMACEUTICALS INC.

2015 EQUITY INCENTIVE PLAN

1.                                      Purpose of Plan.

The purpose of the Diffusion Pharmaceuticals Inc. 2015 Equity Incentive Plan (the “Plan”) is to advance the interests of Diffusion Pharmaceuticals Inc. (the “Company”) and its stockholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals to perform services for the Company and its Subsidiaries, providing incentive compensation for such individuals that is linked to the growth and profitability of the Company and increases in stockholder value, and aligning the interests of such individuals with the interests of its stockholders through opportunities for equity participation in the Company.

2.                                      Definitions.

The following terms will have the meanings set forth below, unless the context clearly otherwise requires.  Terms defined elsewhere in the Plan will have the same meaning throughout the Plan.

2.1                               “Adverse Action” means any action by a Participant that the Committee, in its sole discretion, determines to be injurious, detrimental, prejudicial or adverse to the interests of the Company or any Subsidiary, including:  (a) disclosing confidential information of the Company or any Subsidiary to any person not authorized by the Company or Subsidiary to receive it, (b) engaging, directly or indirectly, in any commercial activity that in the judgment of the Committee competes with the business of the Company or any Subsidiary or (c) interfering with the relationships of the Company or any Subsidiary and their respective employees, independent contractors, customers, prospective customers and vendors.

2.2                               “Board” means the Board of Directors of the Company.

2.3                               “Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares of Common Stock or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver shares of Common Stock to be issued upon such exercise directly to such broker or dealer or their nominee.

2.4                               “Cause” means “cause” as defined in any employment or other agreement or policy applicable to the Participant, or if no such agreement or policy exists, will mean (a) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (b) any unlawful or criminal activity of a serious nature, (c) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties, or (d) any material breach by a Participant of any employment, service, consulting, confidentiality, assignment of inventions, non-compete or non-solicitation agreement entered into with the Company or any Subsidiary.

2.5                               “Change in Control” means an event described in Section 15.1 of the Plan; provided, however, if payment under an Incentive Award that is subject to Section 409A of the Code is triggered by a Change in Control, the term Change in Control will mean a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, as such term is defined in Section 409A of the Code.

Appendix C

2.6                               “Code” means the Internal Revenue Code of 1986, as amended.  Any reference to a section of the Code in the Plan will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Code.

2.7                               “Committee” means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

2.8                               “Common Stock” means the common stock of the Company, par value $0.001 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

2.9                               “Company” means Diffusion Pharmaceuticals Inc., a Nevada corporation, and any successor thereto as provided in Section 21.7 of the Plan.

2.10                        “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to the Company or any Subsidiary that: (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

2.11                        “Director” means a member of the Board.

2.12                        “Disability” means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code; provided, however, that if distribution of an Incentive Award subject to Section 409A of the Code is triggered by an Eligible Recipient’s Disability, such term will mean that the Eligible Recipient is disabled as defined by Section 409A of the Code and the regulations and rulings issued thereunder.

2.13                        “Effective Date” means June 17, 2015 or such later date as the Plan is initially approved by the Company’s stockholders.

2.14                        “Eligible Recipients” means (a) for the purposes of granting Incentive Stock Options, all Employees and (b) for the purposes of granting Non-Statutory Stock Options and other Incentive Awards, means all Employees, Directors and Consultants.

2.15                        “Employee” means any individual performing services for the Company or a Subsidiary and designated as an employee of the Company or a Subsidiary on the payroll records thereof.  An Employee will not include any individual during any period he or she is classified or treated by the Company or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting or temporary agency or any other entity other than the Company or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company or Subsidiary during such period.  An individual will not cease to be an Employee in the case of:  (a) any leave of absence approved by the Company, or (b) transfers between locations of the Company or between the Company or any Subsidiaries.  For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company or a Subsidiary, as applicable, is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave, any Incentive Stock Option held by a Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Non-Statutory

2

Appendix C

Stock Option.  Neither service as a Director nor payment of a Director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.16                        “Exchange Act” means the Securities Exchange Act of 1934, as amended.  Any reference to a section of the Exchange Act in the Plan will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Exchange Act.

2.17                        “Fair Market Value” means, with respect to the Common Stock, as of any date: (a) the closing sale price of the Common Stock as of such date at the end of the regular trading session, as reported by The NASDAQ Stock Market, The New York Stock Exchange, NYSE MKT LLC or any national securities exchange on which the Common Stock is then listed (or, if no shares were traded on such date, as of the next preceding date on which there was such a trade); or (b) if the Common Stock is not so listed, admitted to unlisted trading privileges, or reported on any national securities exchange, the closing sale price as of such date at the end of the regular trading session, as reported by OTC Bulletin Board or the OTC Markets Group Inc. or other comparable service (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote); or (c) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith, in the exercise of its reasonable discretion, and consistent with the definition of “fair market value” under Section 409A of the Code and in conformity with generally accepted accounting principles in the United States.  If determined by the Committee, such determination will be final, conclusive and binding for all purposes and on all persons, including the Company, the stockholders of the Company, the Participants and their respective heirs and other successors-in-interest.  No member of the Committee will be liable for any determination regarding the fair market value of the Common Stock that is made in good faith.

2.18                        “Full Value Award” means an Incentive Award other than in the form of an Option or Stock Appreciation Right, and which is settled by the issuance of shares of Common Stock.

2.19                        “Grant Date” means the date an Incentive Award is granted to a Participant pursuant to the Plan and as determined pursuant to Section 5 of the Plan.

2.20                        “Incentive Award” means an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Performance Award, Stock Bonus or Other Stock-Based Award granted to an Eligible Recipient pursuant to the Plan.

2.21                        “Incentive Award Agreement” means either:  (a) a written or electronic (as provided in Section 21.9) agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Incentive Award granted under the Plan, including any amendment or modification thereof, or (b) a written or electronic (as provided in Section 21.9) statement issued by the Company to a Participant describing the terms and provisions of such an Incentive Award, including any amendment or modification thereof.  The Committee may provide for the use of electronic, internet or other non-paper Incentive Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

2.22                        “Incentive Stock Option” means a right to purchase shares of Common Stock granted to an Employee pursuant to Section 6 of the Plan that is designated as and intended to meet the requirements of an “incentive stock option” within the meaning of Section 422 of the Code.

2.23                        “Non-Statutory Stock Option” means a right to purchase shares of Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that is not intended to meet the requirements of or does not qualify as an Incentive Stock Option.

3

Appendix C

2.24                        “Option” means an Incentive Stock Option or a Non-Statutory Stock Option.

2.25                        “Other Stock-Based Award” means an equity-based or equity-related Incentive Award not otherwise described by the terms of the Plan, granted pursuant to Section 11 of the Plan.

2.26                        “Participant” means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

2.27                        “Performance Award” means a right granted to an Eligible Recipient pursuant to Section 9 of the Plan to receive an amount of cash, a number of shares of Common Stock, or a combination of both, contingent upon and the value of which at the time it is payable is determined as a function of the extent of the achievement of specified performance objectives during a specified period.  A Performance Award is also commonly referred to as a “performance unit” or “performance share.”

2.28                        “Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued to the Participant upon the grant, exercise, vesting or settlement of such Incentive Award.

2.29                        “Restricted Stock Award” means an award of shares of Common Stock granted to an Eligible Recipient pursuant to Section 8 of the Plan that is subject to restrictions on transferability and a risk of forfeiture.

2.30                        “Restricted Stock Unit” means an award denominated in shares of Common Stock granted to an Eligible Recipient pursuant to Section 8 of the Plan to receive an amount of cash, a number of shares of Common Stock, or a combination of both, contingent upon the achievement of specified performance objectives or that the Participant remain in the continuous employment or service with the Company for a certain period or other conditions.

2.31                        “Retirement” means unless otherwise defined in the Incentive Award Agreement or in a written employment, services or other agreement between the Participant and the Company or a Subsidiary, means “Retirement” as defined from time to time for purposes of the Plan by the Committee or by the Company’s chief human resources officer or other person performing that function or, if not so defined, means voluntary termination of employment or service by the Participant on or after the date the Participant reaches age fifty-five (55) with the present intention to leave the Company’s industry or to leave the general workforce and completion of at least ten (10) years of continuous service with the Company or a Subsidiary.

2.32                        “Securities Act” means the Securities Act of 1933, as amended.  Any reference to a section of the Securities Act in the Plan will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Securities Act.

2.33                        “Stock Appreciation Right” means a right granted to an Eligible Recipient pursuant to Section 7 of the Plan to receive a payment from the Company, in the form of shares of Common Stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and a specified exercise price of such shares.

2.34                        “Stock Bonus” means an award of shares of Common Stock granted to an Eligible Recipient pursuant to Section 10 of the Plan.

2.35                        “Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee, provided the Company has a “controlling interest” in the Subsidiary as defined in Treas. Reg. Sec. 1.409A-1(b)(5)(iii)(E)(1).

4

Appendix C

2.36                        “Tax Date” means the date any withholding tax obligation arises under the Code for a Participant with respect to an Incentive Award.

3.                                      Plan Administration.

3.1                               The Committee.  The Plan will be administered by the Board or by a committee of the Board.  So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, any committee administering the Plan will consist solely of two or more members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and who are “independent directors” as required by the Listing Rules of The NASDAQ Stock Market (or other applicable exchange or market on which the Company’s Common Stock may be traded or quoted).  Such a committee, if established, will act by majority approval of the members (but may also take action by the written consent of all of the members of such committee), and a majority of the members of such a committee will constitute a quorum.  As used in the Plan, “Committee” will refer to the Board or to such a committee, if established.

3.2                               Authority of the Committee.  In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including the following:  (a) the Eligible Recipients to be selected as Participants; (b) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of Incentive Award Agreement; (c) the time or times when Incentive Awards will be granted; (d) the duration of each Incentive Award; and (e) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject.  In addition, the Committee will have the authority to:  (i) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Incentive Award granted under, the Plan; (ii) establish, amend, suspend or waive any rules and regulations and appoint such agents as the Committee may deem appropriate for the proper administration of the Plan; and (iii) make any other determination and take any other action that the Committee may deem necessary or desirable for the administration of the Plan.  In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.  The Committee may exercise its duties, power and authority under the Plan in its sole discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise.  The Committee will not be obligated to treat Participants or Eligible Recipients uniformly, and determinations made under the Plan may be made by the Committee selectively among Participants or Eligible Recipients, whether or not such Participants and Eligible Recipients are similarly situated.  Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be final, conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

5

Appendix C

3.3                               Delegation.  Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing and to the extent consistent with the applicable corporate law of the Company’s jurisdiction of incorporation, the Committee may, by resolution, authorize one or more Directors or one or more officers of the Company to do one or both of the following on the same basis as can the Committee:  (a) designate Eligible Recipients to be recipients of Incentive Awards pursuant to the Plan; and (b) determine the size of any such Incentive Awards; provided, however, that (x) the Committee will not delegate such responsibilities to any such Director(s) or officer(s) for any Incentive Awards granted to an Eligible Recipient who is subject to the reporting and liability provisions of Section 16 under the Exchange Act; (y) the resolution providing such authorization will set forth the type of Incentive Awards and total number of each type of Incentive Awards such Director(s) or officer(s) may grant; and (z) such Director(s) or officer(s) will report periodically to the Committee regarding the nature and scope of the Incentive Awards granted pursuant to the authority delegated.

3.4                               No Re-Pricing.  Notwithstanding any other provision of the Plan other than Section 4.3, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by:  (a) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (b) canceling the underwater Option or Stock Appreciation Right in exchange for (i) cash; (ii) replacement Options or Stock Appreciation Rights having a lower exercise price; or (iii) other Incentive Awards; or (c) repurchasing the underwater Options or Stock Appreciation Rights and granting new Incentive Awards under the Plan.  For purposes of this Section 3.4, Options and Stock Appreciation Rights will be deemed to be “underwater” at any time when the Fair Market Value of the Common Stock is less than the exercise price of the Option or Stock Appreciation Right.

3.5                               Participants Based Outside the United States.  In addition to the authority of the Committee under Section 3.2 of the Plan and notwithstanding any other provision of the Plan, the Committee may, in its sole discretion, amend the terms of the Plan or Incentive Awards with respect to Participants resident outside of the United States or employed by a non-U.S. Subsidiary in order to comply with local legal requirements, to otherwise protect the Company’s or Subsidiary’s interests, or to meet objectives of the Plan, and may, where appropriate, establish one or more sub-plans (including the adoption of any required rules and regulations) for the purposes of qualifying for preferred tax treatment under foreign tax laws.  The Committee will have no authority, however, to take action pursuant to this Section 3.5 of the Plan: (a) to reserve shares or grant Incentive Awards in excess of the limitations provided in Section 4.1 of the Plan; (b) to effect any re-pricing in violation of Section 3.4 of the Plan; (c) to grant Options or Stock Appreciation Rights having an exercise price less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date in violation of Section 6.3 or 7.3 of the Plan, as the case may be; or (d) for which stockholder approval would then be required pursuant to Section 422 of the Code or the Listing Rules of The NASDAQ Stock Market (or other applicable exchange or market on which the Company’s Common Stock may be traded or quoted).

4.                                      Shares Available for Issuance.

4.1                               Maximum Number of Shares Available; Certain Restrictions on Awards.  Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be the sum of:

(a)                                 2,500,000;

(b)                                 the number of shares issued or Incentive Awards granted under the Plan in connection with the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a condition of the Company and/or any Subsidiary(ies) acquiring, merging or consolidating with another entity; and

6

Appendix C

(c)                                  the number of shares that are unallocated and available for grant under a stock plan assumed by the Company or any Subsidiary(ies) in connection with the merger, consolidation, or acquisition of another entity by the Company and/or any of its Subsidiaries, based on the applicable exchange ratio and other transaction terms, but only to the extent that such shares may be utilized by the Company or its Subsidiaries following the transaction pursuant to the rules and regulations of The NASDAQ Stock Market (or other applicable exchange or market on which the Company’s Common Stock may be traded or quoted).

The shares available for issuance under the Plan may, at the election of the Committee, be either treasury shares or shares authorized but unissued, and, if treasury shares are used, all references in the Plan to the issuance of shares will, for corporate law purposes, be deemed to mean the transfer of shares from treasury.

Notwithstanding any other provisions of the Plan to the contrary, (i) no more than 2,500,000 shares of Common Stock may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan; and (ii) no more than 1,000,000 shares of Common Stock may be issued or issuable under the Plan in connection with the grant of Full Value Awards.  All of the foregoing share limits are subject, in each case, to adjustment as provided in Section 4.3 of the Plan.  Incentive Stock Options issued as a result of the Company’s assumption or substitution of like awards issued by any acquired, merged or consolidated entity pursuant to applicable provisions of the Code will not count towards the limit in clause (i).

The maximum aggregate number of shares of Common Stock subject to Incentive Awards to any one Director who is not an Employee in any one calendar year may not exceed 275,000; provided, that such limit shall not apply to any election of a Director to receive shares of Common Stock in lieu of all or a portion of any annual Board, chair and other retainers and any meeting fees otherwise payable in cash.

4.2                               Accounting for Incentive Awards.  Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.  All shares so subtracted from the amount available under the Plan with respect to an Incentive Award that lapses, expires, is forfeited (including issued shares forfeited under a Restricted Stock Award) or for any reason is terminated unexercised or unvested or is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan; provided, however, that the full number of shares of Common Stock subject to a Stock Appreciation Right granted that is settled by the issuance of shares of Common Stock will be counted against the shares of Common Stock authorized for issuance under the Plan, regardless of the number of shares actually issued upon settlement of such Stock Appreciation Right.  Furthermore, any shares of Common Stock withheld to satisfy tax withholding obligations on Incentive Awards issued under the Plan, any shares of Common Stock withheld to pay the exercise price of Incentive Awards under the Plan and any shares of Common Stock not issued or delivered as a result of the “net exercise” of an outstanding Option pursuant to Section 6.5 of the Plan or settlement of a Stock Appreciation Right in shares of Common Stock pursuant to Section 7.7 of the Plan will be counted against the shares of Common Stock authorized for issuance under the Plan and will not be available again for grant under the Plan.  Any shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Incentive Award will not increase the number of shares available for future grant of Incentive Awards.  Any shares of Common Stock related to Incentive Awards under the Plan that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares of Common Stock, or are settled in cash in lieu of shares, or are exchanged with the Committee’s permission, prior to the issuance of shares, for Incentive Awards not involving shares, will be available again for grant under the Plan.

7

Appendix C

4.3                               Adjustments to Shares and Incentive Awards.

(a)                                 In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan, including the sub-limits set forth in Section 4.1 of the Plan and, in order to prevent dilution or enlargement of the rights of Participants, (a) the number and kind of securities or other property (including cash) subject to outstanding Incentive Awards, and (b) the exercise price of outstanding Incentive Awards.  The determination of the Committee as to the foregoing adjustments, if any, will be final, conclusive and binding on Participants under the Plan.

(b)                                 Notwithstanding anything else in the Plan to the contrary, without affecting the number of shares of Common Stock reserved or available under the Plan, including the sub-limits in Section 4.1 of the Plan, the Committee may authorize the issuance or assumption of benefits under the Plan in connection with any merger, consolidation, acquisition of property or stock or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Sections 422 and 424 of the Code, as and where applicable.

5.                                      Participation.

Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of objectives of the Company or its Subsidiaries.  Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion.  Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the Grant Date of any related Incentive Award Agreement with the Participant.

6.                                      Options.

6.1                               Grant.  An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion.  The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option.  An Option will be an Incentive Stock Option only if the Eligible Recipient receiving the Option is an Employee.  To the extent that any Incentive Stock Option (or portion thereof) granted under the Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option (or portion thereof) will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a Non-Statutory Stock Option.  Options may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii).

8

Appendix C

6.2                               Incentive Award Agreement.  Each Option grant will be evidenced by an Incentive Award Agreement that will specify the exercise price of the Option, the maximum duration of the Option, the number of shares of Common Stock to which the Option pertains, the conditions upon which an Option will become vested and exercisable, and such other provisions as the Committee will determine which are not inconsistent with the terms of the Plan.  The Incentive Award Agreement also will specify whether the Option is intended to be an Incentive Stock Option or a Non-Statutory Stock Option.

6.3                               Exercise Price.  The per share price to be paid by a Participant upon exercise of an Option granted pursuant to this Section 6 will be determined by the Committee in its sole discretion at the time of the Option grant; provided, however, that such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant (or 110% of the Fair Market Value of one share of Common Stock on the date of grant of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).  Notwithstanding the foregoing, to the extent that Options are granted under the Plan as a result of the Company’s assumption or substitution of options issued by any acquired, merged or consolidated entity, the exercise price for such Options will be the price determined by the Committee pursuant to the conversion terms applicable to the transaction.

6.4                               Exercisability and Duration.  An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant, including (a) the achievement of one or more specified performance objectives; and/or that (b) the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period; provided, however, that no Option may be exercisable after ten (10) years from the Grant Date (five years from the Grant Date in the case of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).  Notwithstanding the foregoing, if the Option (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the term of the Option will be automatically extended until the thirtieth (30th) day following the expiration of such prohibition or if the exercise of an Option that is exercisable in accordance with its terms is otherwise prevented by the provisions of Section 17 of the Plan, then the Option will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Option.

6.5                               Payment of Exercise Price.

(a)                                 The total purchase price of the shares of Common Stock to be purchased upon exercise of an Option must be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by (i) tender of a Broker Exercise Notice; (ii) tender, either by actual delivery or attestation as to ownership, of Previously Acquired Shares that are acceptable to the Committee; (iii) a “net exercise” of the Option (as further described in paragraph (b), below);  (iv) a combination of such methods; or (v) any other method approved or accepted by the Committee in its sole discretion.

(b)                                 In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value on the exercise date that does not exceed the aggregate exercise price for the shares exercised under this method. Shares of Common Stock will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the “net exercise,” (ii) shares actually delivered to the Participant as a result of such exercise and (iii) any shares withheld for purposes of tax withholding pursuant to Section 14.1 of the Plan.

9

Appendix C

(c)                                  For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the exercise date of the Option.

6.6                               Manner of Exercise.  An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the Incentive Award Agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its principal executive office in Buffalo Grove, Illinois (or to the Company’s designee as may be established from time to time by the Company and communicated to Participants)  and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.5 of the Plan.

7.                                      Stock Appreciation Rights.

7.1                               Grant.  An Eligible Recipient may be granted one or more Stock Appreciation Rights under the Plan, and such Stock Appreciation Rights will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion.  The Committee will have the sole discretion to determine the form in which payment of the economic value of Stock Appreciation Rights will be made to a Participant (i.e., cash, shares of Common Stock or any combination thereof) or to consent to or disapprove the election by a Participant of the form of such payment.  Stock Appreciation Rights may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii).

7.2                               Incentive Award Agreement.  Each Stock Appreciation Right will be evidenced by an Incentive Award Agreement that will specify the exercise price of the Stock Appreciation Right, the term of the Stock Appreciation Right, and such other provisions as the Committee will determine which are not inconsistent with the terms of the Plan.

7.3                               Exercise Price.  The exercise price of a Stock Appreciation Right will be determined by the Committee, in its sole discretion, at the Grant Date; provided, however, that such price may not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date.  Notwithstanding the foregoing, to the extent that Stock Appreciation Rights are granted under the Plan as a result of the Company’s assumption or substitution of stock appreciation rights issued by any acquired, merged or consolidated entity, the exercise price for such Stock Appreciation Rights will be the price determined by the Committee pursuant to the conversion terms applicable to the transaction.

7.4                               Exercisability and Duration.  A Stock Appreciation Right will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable after ten (10) years from its Grant Date. Notwithstanding the foregoing, if the Stock Appreciation Right would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the term of the Stock Appreciation Right will be automatically extended until the thirtieth (30th) day following the expiration of such prohibition or if the exercise of a Stock Appreciation Right that is exercisable in accordance with its terms is otherwise prevented by the provisions of Section 17 of the Plan, the Stock Appreciation Right will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Stock Appreciation Right.

10

Appendix C

7.5                               Manner of Exercise.  A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.6 of the Plan, subject to any other terms and conditions consistent with the other provisions of the Plan as may be determined by the Committee in its sole discretion.

7.6                               Settlement.  Upon the exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(a)                                 The excess of the Fair Market Value of a share of Common Stock on the date of exercise over the per share exercise price; by

(b)                                 The number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised.

7.7                               Form of Payment.  Payment, if any, with respect to a Stock Appreciation Right settled in accordance with Section 7.6 of the Plan will be made in accordance with the terms of the applicable Incentive Award Agreement, in cash, shares of Common Stock or a combination thereof, as the Committee determines in its sole discretion.

8.                                      Restricted Stock Awards and Restricted Stock Units.

8.1                               Grant.  An Eligible Recipient may be granted one or more Restricted Stock Awards or Restricted Stock Units under the Plan, and such awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion.  Restricted Stock Units will be similar to Restricted Stock Awards except that no shares of Common Stock are actually awarded to the Participant on the Grant Date of the Restricted Stock Units.  Restricted Stock Units will be denominated in shares of Common Stock but paid in cash, shares of Common Stock or a combination of cash and shares of Common Stock as the Committee, in its sole discretion, will determine, and as provided in the Incentive Award Agreement.

8.2                               Incentive Award Agreement. Each Restricted Stock Award or Restricted Stock Unit will be evidenced by an Incentive Award Agreement that will specify the type of Incentive Award, the period(s) of restriction, the number of shares of restricted Common Stock, or the number of Restricted Stock Units granted, and such other provisions as the Committee will determine which are not inconsistent with the terms of the Plan.

8.3                               Vesting Requirements and Restrictions.  The Committee will impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards or Restricted Stock Units as it deems appropriate, including (a) the achievement of one or more specified performance objectives; or that (b) the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period.  If any vesting requirements of a Restricted Stock Award or Restricted Stock Unit are not satisfied, the Restricted Stock Award or Restricted Stock Unit will be forfeited and the shares of Common Stock subject to the Restricted Stock Award will be returned to the Company and no shares of Common Stock or other consideration will be issued with respect to the forfeited Restricted Stock Unit.  If the Participant paid any purchase price with respect to such forfeited shares, unless otherwise provided by the Committee in the Incentive Award Agreement evidencing the Restricted Stock Award, the Company will refund to the Participant the lesser of (x) such purchase price and (y) the Fair Market Value of such shares on the date of forfeiture.  Notwithstanding the foregoing, Restricted Stock Awards may in the sole discretion of the Committee be granted without any restrictions or conditions.

11

Appendix C

8.4                               Rights as a Shareholder.  Except as provided in Sections 8.1, 8.5 and 8.6 of the Plan, upon a Participant becoming the holder of record of shares of Common Stock issued under a Restricted Stock Award pursuant to this Section 8, the Participant will have all voting, dividend, liquidation and other rights with respect to such shares (other than the right to sell or transfer such shares) as if such Participant were a holder of record of shares of unrestricted Common Stock.  A Participant will have no voting, dividend, liquidation and other rights with respect to any shares of Common Stock underlying any Restricted Stock Units granted hereunder unless and until the shares of Common Stock are issued under the terms thereof and the Participant becomes the holder of record of such shares.

8.5                               Dividends and Distributions.

(a)                                 Unless the Committee determines otherwise in its sole discretion (either in the Incentive Award Agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate.  The Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions.

(b)                                 Unless the Committee determines otherwise in its sole discretion (either in the Incentive Award Agreement evidencing the Restricted Stock Unit at the time of grant or at any time after the grant of the Restricted Sock Unit), any Restricted Stock Unit shall carry with it a right to “dividend equivalents” (as defined in Section 12 of the Plan).

8.6                               Enforcement of Restrictions.  To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates or book-entry notation representing Restricted Stock Awards referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep any stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company’s transfer agent.  Alternatively, Restricted Stock Awards may be held in non-certificated form pursuant to such terms and conditions as the Company may establish with its registrar and transfer agent or any third-party administrator designated by the Company to hold Restricted Stock Awards on behalf of Participants.

8.7                               Lapse of Restrictions; Settlement. Except as otherwise provided in this Section 8, shares of Common Stock underlying a Restricted Stock Award will become freely transferable by the Participant after all conditions and restrictions applicable to such shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations).  Upon the vesting of a Restricted Stock Unit, the Restricted Stock Unit will be settled, subject to the terms and conditions of the applicable Incentive Award Agreement, (a) in cash, based upon the Fair Market Value of the vested underlying shares of Common Stock, (b) in shares of Common Stock or (c) a combination thereof, as provided in the Incentive Award Agreement, except to the extent that a Participant has properly elected to defer income that may be attributable to a Restricted Stock Unit under a Company deferred compensation plan or arrangement.

12

Appendix C

8.8                               Section 83(b) Election for Restricted Stock Award.  If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant must file, within thirty (30) days following the Grant Date of the Restricted Stock Award, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code.  The Committee may provide in the Incentive Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the award under Section 83(b) of the Code.

9.                                      Performance Awards.

9.1                               Grant.  An Eligible Recipient may be granted one or more Performance Awards under the Plan, and such awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion, including the achievement of one or more specified performance objectives.

9.2                               Incentive Award Agreement. Each Performance Award will be evidenced by an Incentive Award Agreement that will specify the amount of cash, shares of Common Stock or combination of both to be received by the Participant upon payout of the Performance Award, any performance objectives upon which the Performance Award is subject, any performance period during which any such performance objectives must be achieved and such other provisions as the Committee will determine which are not inconsistent with the terms of the Plan.

9.3                               Vesting.  The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Performance Awards as it deems appropriate, including the achievement of one or more specified performance objectives.

9.4                               Form and Timing of Performance Award Payment.  Subject to the terms of the Plan, after the applicable performance period has ended, the holder of Performance Awards will be entitled to receive payment on the value and number of Performance Awards earned by the Participant over the performance period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. Payment of earned Performance Awards will be as determined by the Committee and as evidenced in the Incentive Award Agreement.  Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Awards in the form of cash or in shares of Common Stock (or in a combination thereof) equal to the value of the earned Performance Awards at the close of the applicable performance period. Payment of any Performance Award will be made as soon as practicable after the Committee has determined the extent to which the applicable performance objectives have been achieved and not later than the March 15th immediately following the end of the performance period, or earlier than the January 1st preceding such March 15, except to the extent that a Participant has properly elected to defer payment that may be attributable to a Performance Award under a Company deferred compensation plan or arrangement.  The determination of the Committee with respect to the form of payment of Performance Awards will be set forth in the Incentive Award Agreement pertaining to the grant of the award.  Any shares of Common Stock issued in payment of earned Performance Awards may be granted subject to any restrictions deemed appropriate by the Committee, including that the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period.

10.                               Stock Bonuses.

An Eligible Recipient may be granted one or more Stock Bonuses under the Plan, and such Stock Bonuses will be subject to such terms and conditions, if any, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion, including the achievement of one or more specified performance objectives.

13

Appendix C

11.                               Other Stock-Based Awards.

11.1                        Other Stock-Based Awards.  Subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion, the Committee may grant Other Stock-Based Awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions as the Committee will determine.  Such Incentive Awards may involve the transfer of actual shares of Common Stock to Participants or payment in cash or otherwise of amounts based on the value of shares of Common Stock, and may include Incentive Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.2                        Value of Other Stock-Based Awards.  Each Other Stock-Based Award will be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Committee.  The Committee may establish performance objectives in its sole discretion for any Other Stock-Based Award.  If the Committee exercises its discretion to establish performance objectives for any such Incentive Awards, the number or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the specified performance objectives are met.

11.3                        Payment of Other Stock-Based Awards.  Payment, if any, with respect to an Other Stock-Based Award will be made in accordance with the terms of the Incentive Award and in cash or shares of Common Stock, as the Committee determines, except to the extent that a Participant has properly elected to defer payment that may be attributable to an Other Stock-Based Award under a Company deferred compensation plan or arrangement.

12.                               Dividend Equivalents.

Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on shares of Common Stock that are subject to any Incentive Award, to be credited as of dividend payment dates, during the period between the Grant Date of the Incentive Award and the date the Incentive Award is exercised, vests, is settled or expires, as determined by the Committee.  Such dividend equivalents will be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.  Notwithstanding the foregoing, the Committee may not grant dividend equivalents based on the dividends declared on shares of Common Stock that are subject to an Option or Stock Appreciation Right and further, no dividend or dividend equivalents will be paid out with respect to any unvested Incentive Awards, the vesting of which is based on the achievement of performance objectives.

13.                               Effect of Termination of Employment or Other Service.

13.1                        Termination Due to Death, Disability or Retirement.  Unless otherwise expressly provided by the Committee in its sole discretion in an Incentive Award Agreement, and subject to Sections 13.3, 13.4, 13.5 and 13.6 of the Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death, Disability or Retirement:

(a)                                 All outstanding Options and Stock Appreciation Rights then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of one year after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right).  Options and Stock Appreciation Rights not exercisable as of such termination will be forfeited and terminate.

14

Appendix C

(b)                                 All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c)                                  All outstanding but unpaid Restricted Stock Units, Performance Awards, Stock Bonuses and Other Stock-Based Awards then held by the Participant will be terminated and forfeited; provided, however, that with respect to any such Incentive Awards the vesting of which is based on the achievement of specified performance objectives, if a Participant’s employment or other service with the Company or any Subsidiary, as the case may be, is terminated by reason of death or Disability prior to the end of the performance period of such Incentive Award, but after the conclusion of a portion of the performance period (but in no event less than one year), the Committee may, in its sole discretion, cause shares of Common Stock to be delivered or payment made with respect to the Participant’s Incentive Award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on full fiscal years only and no shares to be delivered for partial fiscal years.  The Committee will consider the provisions of Sections 13.6 and 13.7 of the Plan and will have the discretion to consider any other fact or circumstance in making its decision as to whether to deliver such shares of Common Stock or other payment, including whether the Participant again becomes employed.

13.2                        Termination for Reasons Other than Death, Disability or Retirement.  Unless otherwise expressly provided by the Committee in its sole discretion in an Incentive Award Agreement, and subject to Sections 13.3, 13.4, 13.5 and 13.6 of the Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated for any reason other than death, Disability or Retirement, or a Participant is in the employment or service with a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employment or service with the Company or another Subsidiary):

(a)                                 All outstanding Options and Stock Appreciation Rights then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right).  Options and Stock Appreciation Rights not exercisable as of such termination will be forfeited and terminate;

(b)                                 All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c)                                  All outstanding but unpaid Restricted Stock Unit, Performance Awards, Stock Bonuses and Other Stock-Based Awards then held by the Participant will be terminated and forfeited.

13.3                        Modification of Rights Upon Termination.  Notwithstanding the other provisions of this Section 13, upon a Participant’s termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the Grant Date, including following such termination), except as provided below, cause Options or Stock Appreciation Rights (or any part thereof) then held by such Participant to terminate, become or continue to become exercisable and/or remain exercisable following such termination of employment or service, and Restricted Stock Awards, Restricted Stock Units, Performance Awards, Stock Bonuses or Other Stock-Based Awards then held by such Participant to terminate, vest, settle or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no Option or Stock Appreciation Right may remain exercisable beyond its expiration date and any such action adversely affecting any outstanding Incentive Award will not be effective without the consent of the affected Participant (subject to the right of the Committee to take whatever action it deems appropriate under Sections 4.3, 13.5, 13.6 and 15 of the Plan).

15

Appendix C

13.4                        Determination of Termination of Employment or Other Service.

(a)                                 The change in a Participant’s status from that of an Employee to that of a Consultant will, for purposes of the Plan, be deemed to result in a termination of such Participant’s employment with the Company and its Subsidiaries, unless the Committee otherwise determines in its sole discretion.

(b)                                 The change in a Participant’s status from that of a Consultant to that of an Employee will not, for purposes of the Plan, be deemed to result in a termination of such Participant’s service as a Consultant, and such Participant will thereafter be deemed to be an Employee, in which event such Participant will be governed by the provisions of the Plan relating to termination of employment or service (subject to paragraph (a) above).

(c)                                  Unless the Committee otherwise determines in its sole discretion, a Participant’s employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records.

(d)                                 Notwithstanding the foregoing, if payment of an Incentive Award that is subject to Section 409A of the Code is triggered by a termination of a Participant’s employment or other service, such termination must also constitute a “separation from service” within the meaning of Section 409A of the Code, and any change in employment status that constitutes a “separation from service” under Section 409A of the Code will be treated as a termination of employment or service, as the case may be.

13.5                        Effect of Actions Constituting Cause or Adverse Action.  Notwithstanding anything in the Plan to the contrary and in addition to the other rights of the Committee under this Section 13, if a Participant is determined by the Committee, acting in its sole discretion, to have taken any action that would constitute Cause or an Adverse Action during or after the termination of employment or other service with the Company or a Subsidiary, irrespective of whether such action or the Committee’s determination occurs before or after termination of such Participant’s employment or other service with the Company or any Subsidiary and irrespective of whether or not the Participant was terminated as a result of such Cause or Adverse Action, (a) all rights of the Participant under the Plan and any Incentive Award Agreements evidencing an Incentive Award then held by the Participant will terminate and be forfeited without notice of any kind, and (b) the Committee in its sole discretion will have the authority to rescind the exercise, vesting, settlement or issuance of, or payment in respect of, any Incentive Awards of the Participant that were exercised, vested, settled or issued, or as to which such payment was made, and to require the Participant to pay to the Company, within ten (10) days of receipt from the Company of notice of such rescission, any amount received or the amount of any gain realized as a result of such rescinded exercise, vesting, settlement, issuance or payment (including any dividends paid or other distributions made with respect to any shares of Common Stock subject to any Incentive Award).  The Company may defer the exercise of any Option or Stock Appreciation Right for a period of up to six (6) months after receipt of the Participant’s written notice of exercise or the issuance of share certificates upon the vesting of any Incentive Award for a period of up to six (6) months after the date of such vesting in order for the Committee to make any determination as to the existence of Cause or an Adverse Action.  The Company will be entitled to withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary) or make other arrangements for the collection of all amounts necessary to satisfy such payment obligations.  Unless otherwise provided by the Committee in an applicable Incentive Award Agreement, this Section 13.5 will not apply to any Participant following a Change in Control.

16

Appendix C

13.6                        Clawback/Forfeiture of Incentive Awards.  If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse the Company for the amount of any Incentive Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.  All Incentive Awards under the Plan will be subject to forfeiture or other penalties pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act or any other clawback, forfeiture or recoupment provision required by applicable law or under the requirements of any stock exchange or market upon which the Common Stock is then listed or traded.  In addition, all Incentive Awards under the Plan will be subject to any compensation “clawback,” forfeiture or recoupment policy that the Committee may adopt from time to time that is applicable by its terms to the Participant and such forfeiture and/or penalty conditions or provisions as determined by the Committee and set forth in the applicable Incentive Award Agreement.

14.                               Payment of Withholding Taxes.

14.1                        General Rules.  The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, an amount the Company reasonably determines to be the minimum statutory amount necessary to satisfy any and all federal, foreign, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, the grant, exercise, vesting or settlement of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option; (b) withhold cash paid or payable or shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with an Incentive Award; or (c) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock or paying any cash amounts, with respect to an Incentive Award.  Shares of Common Stock issued or otherwise issuable to the Participant in connection with an Incentive Award that gives rise to the tax withholding obligation that are withheld for purposes of satisfying the Participant’s withholding or employment-related tax obligation, will be valued at their Fair Market Value on the Tax Date.  When withholding for taxes is effected under the Plan, it will be withheld only up to the minimum required tax withholding rates or such other rate that will not trigger a negative accounting impact on the Company.

14.2                        Special Rules.  The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 14.1 of the Plan by withholding shares of Common Stock underlying an Incentive Award, by electing to tender, or by attestation as to ownership of, Previously Acquired Shares, by delivery of a Broker Exercise Notice or a combination of such methods.  For purposes of satisfying a Participant’s withholding or employment-related tax obligation, shares of Common Stock withheld by the Company or Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the Tax Date.

17

Appendix C

15.                               Change in Control.

15.1                        A “Change in Control” will mean the occurrence of any one or more of the following: (i) the accumulation (if over time, in any consecutive twelve (12) month period), whether directly, indirectly, beneficially or of record, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of 50.1% or more of the shares of the outstanding Common Stock of the Company, whether by merger, consolidation, sale or other transfer of shares of Common Stock (other than a merger or consolidation where the stockholders of the Company prior to the merger or consolidation are the holders of a majority of the voting securities of the entity that survives such merger or consolidation), (ii) a sale of all or substantially all of the assets of the Company or (iii) during any period of twelve (12) consecutive months, the individuals who, at the beginning of such period, constitute the Board, and any new director whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the 12-month period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board; provided, however, that the following acquisitions shall not constitute a Change in Control for the purposes of this Plan: (A) any acquisitions of Common Stock or securities convertible, exercisable or exchangeable into Common Stock directly from the Company or (B) any acquisition of Common Stock or securities convertible, exercisable or exchangeable into Common Stock by any employee benefit plan (or related trust) sponsored by or maintained by the Company.  Notwithstanding the foregoing, a Change in Control will only occur if such event constitutes a “Change in Control Event” as defined under Treasury Regulations issued under Code Section 409A.

15.2                        Acceleration of Vesting.  Without limiting the authority of the Committee under Sections 3.2 and 4.3 of the Plan, if a Change in Control of the Company occurs, then, unless otherwise provided by the Committee in its sole discretion either in the Incentive Award Agreement at the time of grant or at any time after the grant of an Incentive Award:

(a)                                 all Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable in accordance with their terms;

(b)                                 all restrictions and vesting requirements applicable to any Incentive Award based solely on the continued service of the Participant will terminate; and

(c)                                  all Incentive Awards the vesting or payment of which are based on specified performance objectives will vest as though such performance objectives were fully achieved at target and will become immediately payable; provided, however, that no Incentive Award that provides for a deferral of compensation within the meaning of Section 409A of the Code will be cashed out upon the occurrence of a Change in Control unless the event or circumstances constituting the Change in Control also constitute a “change in the ownership” of the Company, a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company, in each case as determined under Section 409A of the Code.

18

Appendix C

The treatment of any other Incentive Awards in the event of a Change in Control will be as determined by the Committee in connection with the grant thereof, as reflected in the applicable Incentive Award Agreement.

15.3                        Alternative Treatment of Incentive Awards.  In connection with a Change in Control, the Committee in its sole discretion, either in an Incentive Award Agreement at the time of grant of an Incentive Award or at any time after the grant of such an Incentive Award, may determine that any or all outstanding Incentive Awards granted under the Plan, whether or not exercisable or vested, as the case may be, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Incentive Award will receive for each share of Common Stock subject to such Incentive Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities with a fair market value (as determined by the Committee in good faith) equivalent to such cash payment) equal to the difference, if any, between the consideration received by stockholders of the Company in respect of a share of Common Stock in connection with such Change in Control and the purchase price per share, if any, under the Incentive Award, multiplied by the number of shares of Common Stock subject to such Incentive Award (or in which such Incentive Award is denominated); provided that if such product is zero ($0) or less or to the extent that the Incentive Award is not then exercisable, the Incentive Award may be canceled and terminated without payment therefor; provided, however, that no Incentive Award that provides for a deferral of compensation within the meaning of Section 409A of the Code will be cashed out upon the occurrence of a Change in Control unless payment was specified in the Incentive Award Agreement at the time of grant and the event or circumstances constituting the Change in Control also constitute a “change in the ownership” of the Company, a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company, in each case as determined under Section 409A of the Code.  If any portion of the consideration pursuant to a Change in Control may be received by holders of shares of Common Stock on a contingent or delayed basis, the Committee may, in its sole discretion, determine the fair market value per share of such consideration as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration.  Notwithstanding the foregoing, any shares of Common Stock issued pursuant to an Incentive Award that immediately prior to the effectiveness of the Change in Control are subject to no further restrictions pursuant to the Plan or an Incentive Award Agreement (other than pursuant to the securities laws) will be deemed to be outstanding shares of Common Stock and receive the same consideration as other outstanding shares of Common Stock in connection with the Change in Control

15.4                        Limitation on Change in Control Payments.  Notwithstanding anything in Section 15.2 or 15.3 of the Plan to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section 15.2 of the Plan or the payment of cash in exchange for all or part of an Incentive Award as provided in Section 15.3 of the Plan (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 15.2 or 15.3 of the Plan will be reduced (or acceleration of vesting eliminated) to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, that such reduction will be made only if the aggregate amount of the payments after such reduction exceeds the difference between (a) the amount of such payments absent such reduction minus (b) the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments; and provided further that such payments will be reduced (or acceleration of vesting eliminated) in the following order:  (i) options with an exercise price above fair market value that have a positive value for purposes of Section 280G of the Code, (ii) pro rata among Incentive Awards that constitute deferred compensation under Section 409A of the Code, and (iii) finally, among the Incentive Awards that are not subject to Section 409A of the Code.  Notwithstanding the foregoing sentence, if a Participant is subject to a separate agreement with the Company or an Affiliate or Subsidiary that expressly addresses the potential application of Section 280G or 4999 of the Code, then this Section 15.4 will not apply and any “payments” to a Participant pursuant to Section 15.2 or 15.3 of the Plan will be treated as “payments” arising under such separate agreement.

19

Appendix C

16.                               Rights of Eligible Recipients and Participants; Transferability.

16.1                        Employment or Service.  Nothing in the Plan or an Incentive Award Agreement will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employment or other service with the Company or any Subsidiary.

16.2                        No Rights to Awards. No Participant or Eligible Individual will have any claim to be granted any Incentive Award under the Plan.

16.3                        Rights as a Stockholder.  As a holder of Incentive Awards (other than Restricted Stock Awards), a Participant will have no rights as a stockholder unless and until such Incentive Awards are exercised for, settled or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares.

16.4                        Restrictions on Transfer.

(a)                                 Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Incentive Award prior to the exercise (in the case of Options or Stock Appreciation Rights) or vesting, settlement or issuance (in the case of other Incentive Awards) of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

(b)                                 A Participant will be entitled to designate a beneficiary to receive an Incentive Award upon such Participant’s death, and in the event of such Participant’s death, payment of any amounts due under the Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 13 of the Plan) may be made by, such beneficiary.  If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under the Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 13 of the Plan) may be made by, the Participant’s legal representatives, heirs and legatees.  If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under the Plan or exercise of all exercisable Options or Stock Appreciation Rights, then such payments will be made to, and the exercise of such Options or Stock Appreciation Rights may be made by, the legal representatives, heirs and legatees of the beneficiary.

(c)                                  Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests.  Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer.  A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including, execution and/or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

20

Appendix C

16.5                        Non-Exclusivity of the Plan.  Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

17.                               Securities Law and Other Restrictions.

Notwithstanding any other provision of the Plan or any Incentive Award Agreement entered into pursuant to the Plan, the obligation of the Company to issue any shares of Common Stock under the Plan or settle Incentive Awards in shares of Common Stock or other consideration will be subject to all applicable law, rules and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding the generality of the foregoing and notwithstanding any other provision of the Plan or any Incentive Award Agreement entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under the Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable.  The Company will be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

18.                               Deferred Compensation; Compliance with Section 409A.

It is intended that all Incentive Awards issued under the Plan be administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code and the Incentive Award Agreements and the Plan will be construed and administered in a manner that is consistent with and give effect to such intent.  The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code (including any transition or grandfather rules relating thereto).  Notwithstanding anything in this Section 18 or Section 19 to the contrary, with respect to any Incentive Award subject to Section 409A of the Code, no amendment to or payment under such Incentive Award will be made except and only to the extent permitted under Section 409A of the Code.  If any amount is payable with respect to an Incentive Award that is subject to Section 409A of the Code as a result of the Participant’s “separation from service” at such time the Participant is a “specified employee” within the meaning of Section 409A of the Code, then no payment will be made, except as permitted under Section 409A of the Code, prior to the first business day after the earlier of (i) the date that is six months after the Participant’s separation from service or (ii) the Participant’s death.

21

Appendix C

19.                               Amendment, Modification and Termination.

19.1                        Generally.  Subject to other subsections of this Section 19 and Section 3.4 of the Plan, the Board at any time may suspend or terminate the Plan (or any portion thereof) or terminate any outstanding Incentive Award and the Committee, at any time and from time to time, may amend the Plan or amend or modify the terms of an outstanding Incentive Award and Incentive Award Agreement.  The Committee’s power and authority to amend or modify the terms of an outstanding Incentive Award and Incentive Award Agreement includes the authority to modify the number of shares of Common Stock or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised, settled or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification.

19.2                        Adjustment of Performance-Based Awards.  The Committee may amend or modify the vesting criteria (including any performance objectives or performance periods) of any outstanding Incentive Awards based in whole or in part on the financial performance of the Company (or any Subsidiary or division, business unit or other sub-unit thereof) in recognition of unusual or nonrecurring events (including the events described in Section 4.3(a) of the Plan) affecting the Company or the financial statements of the Company or of changes in applicable law, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.  The determination of the Committee as to the foregoing adjustments, if any, will be final, conclusive and binding on Participants under the Plan.

19.3                        Stockholder Approval.  No amendments to the Plan will be effective without approval of the Company’s stockholders if: (a) stockholder approval of the amendment is then required pursuant to Section 422 of the Code, the rules of the primary stock exchange or stock market on which the Common Stock is then traded, applicable U.S. state corporate laws or regulations, applicable U.S. federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where Incentive Awards are, or will be, granted under the Plan; or (b) such amendment would: (i) modify Section 3.4 of the Plan; (ii) materially increase benefits accruing to Participants; (iii) increase the aggregate number of shares of Common Stock issued or issuable under the Plan; (iv) increase any limitation set forth in the Plan on the number of shares of Common Stock which may be issued or the aggregate value of Incentive Awards which may be made, in respect of any type of Incentive Award; (v) modify the eligibility requirements for Participants in the Plan; or (vi) reduce the minimum exercise price as set forth in Sections 6.3 and 7.3 of the Plan.

19.4                        Incentive Awards Previously Granted.  Notwithstanding any other provision of the Plan to the contrary, no termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2, 4.3, 13, 15, 18 or 19.5 of the Plan.

22

Appendix C

19.5                        Amendments to Conform to Law.  Notwithstanding any other provision of the Plan to the contrary, the Committee may amend the Plan or an Incentive Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Incentive Award Agreement to any present or future law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder.  By accepting an Incentive Award under the Plan, a Participant agrees to any amendment made pursuant to this Section 19.5 to any Incentive Award granted under the Plan without further consideration or action.

20.                               Effective Date and Duration of the Plan.

The Plan will be effective as of the Effective Date and will terminate at midnight on the day before the tenth (10th) anniversary of the Effective Date, and may be terminated prior to such time by Board action.  No Incentive Award will be granted after termination of the Plan but Incentive Awards outstanding upon termination of the Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the Plan.

21.                               Miscellaneous.

21.1                        Usage.  In the Plan, except where otherwise indicated by clear contrary intention, (a) any masculine term used in the Plan also will include the feminine, (b) the plural will include the singular, and the singular will include the plural, (c) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term, and (d) “or” is used in the inclusive sense of “and/or”.

21.2                        Unfunded Plan.  Participants will have no right, title or interest whatsoever in or to any investments that the Company or its Subsidiaries may make to aid it in meeting its obligations under the Plan.  Nothing contained in the Plan, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual.  To the extent that any individual acquires a right to receive payments from the Company or any Subsidiary under the Plan, such right will be no greater than the right of an unsecured general creditor of the Company or the Subsidiary, as the case may be.  All payments to be made hereunder will be paid from the general funds of the Company or the Subsidiary, as the case may be, and no special or separate fund will be established and no segregation of assets will be made to assure payment of such amounts except as expressly set forth in the Plan.

21.3                        Relationship to Other Benefits. No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or benefit plan of the Company or any Subsidiary unless provided otherwise in such plan.

21.4                        Fractional Shares.  No fractional shares of Common Stock will be issued or delivered under the Plan or any Incentive Award. The Committee will determine whether cash, other Incentive Awards or other property will be issued or paid in lieu of fractional shares of Common Stock or whether such fractional shares of Common Stock or any rights thereto will be forfeited or otherwise eliminated by rounding up or down.

21.5                        No Representations or Warranties Regarding Tax Effect.  Notwithstanding any provision of the Plan to the contrary, the Company, its Subsidiaries, the Board and the Committee neither represent nor warrant the tax treatment under any federal, state, provincial, local, foreign or other laws of any Incentive Award granted or amounts paid to any Participant under this Plan, including when and to what extent such Incentive Award or amounts may be subject to tax, penalties and interest.

23

Appendix C

21.6                        Governing Law; Venue.  Except to the extent expressly provided in the Plan or in connection with other matters of corporate governance and authority (all of which will be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Illinois, notwithstanding the conflicts of laws principles of any jurisdictions.  Unless otherwise provided in an Incentive Award Agreement, recipients of an Incentive Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Illinois to resolve any and all issues that may arise out of or relate to the Plan or any related Incentive Award Agreement.

21.7                        Successors.  All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

21.8                        Construction.  Wherever possible, each provision of the Plan and any Incentive Award Agreement evidencing an Incentive Award granted under the Plan will be interpreted so that it is valid under the applicable law.  If any provision of the Plan or any Incentive Award Agreement evidencing an Incentive Award granted under the Plan is to any extent invalid under the applicable law, that provision will still be effective to the extent it remains valid.  The remainder of the Plan and the Incentive Award Agreement also will continue to be valid, and the entire Plan and Incentive Award Agreement will continue to be valid in other jurisdictions.

21.9                        Delivery and Execution of Electronic Documents.  To the extent permitted by applicable law, the Company may:  (a) deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to the Plan or any Incentive Award hereunder (including prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including annual reports and proxy statements), and (b) permit Participants to use electronic, internet or other non-paper means to execute applicable Plan documents (including Incentive Award Agreements) and take other actions under the Plan in a manner prescribed by the Committee.

24

Diffusio$_2$n
Pharmaceuticals Inc.

DIFFUSION PHARMACEUTICALS INC.
2020 AVON COURT, Suite #4
CHARLOTESVILLE, VA 22902

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

For All ☐ Withhold All ☐ For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. Election of Directors

Nominees

01 David G. Kalergis 02 John L. Gainer, Ph.D. 03 Robert Adams 04 Mark T. Giles 05 Alan Levin

02 0000000000

The Board of Directors recommends you vote FOR proposals 2 through 6.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000294518_1 R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com

DIFFUSION PHARMACEUTICALS INC.
Annual Meeting of Stockholders
July 21, 2016 at 9:00 AM, Eastern Time

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) David G. Kalergis and Ben L. Shealy, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of DIFFUSION PHARMACEUTICALS INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at 9:00 AM, Eastern Time on July 21, 2016, in the Preston Room at the Omni Charlottesville Hotel located at 212 Ridge McIntire Road, Charlottesville, Virginia 22903, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000294518_2 R1.0.1.25